                         Filed Under Rule 497(e) File Nos. 2-87509 and 811-3893

                                                                    Statement of
                                                          Additional Information
                                                                 January 1, 2001
                                                                         amended
                                                                    July 2, 2001

CITI(SM) CASH RESERVES                CITI(SM) CALIFORNIA TAX FREE RESERVES
CITI(SM) U.S. TREASURY RESERVES       CITI(SM) CONNECTICUT TAX FREE RESERVES
CITI(SM) TAX FREE RESERVES            CITI(SM) NEW YORK TAX FREE RESERVES


This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated January 1, 2001 for the Class N shares of Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves and Citi New York Tax Free Reserves (the foregoing, collectively, the "Funds"), or the Prospectus dated July 2, 2001 of Smith Barney Connecticut Money Market Portfolio - Class A and Class Y, each a separate class of Citi Connecticut Tax Free Reserves. This Statement of Additional Information should be read in conjunction with the Prospectuses. This Statement of Additional Information incorporates by reference the financial statements described on page 40 hereof. These financial statements can be found in the Funds' Annual Reports to Shareholders. An investor may obtain copies of the Funds' Prospectuses and Annual Reports without charge by calling 1-800-995-0134 toll free.

Cash Reserves and U.S. Treasury Reserves are separate series of CitiFunds(R) Trust III. California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves are separate series of CitiFunds(R) Multi-State Tax Free Trust. The address and telephone number of CitiFunds Trust III, CitiFunds Multi-State Tax Free Trust and Tax Free Reserves (collectively, the "Trusts") are 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.

CitiFunds Trust III invests all of the investable assets of Cash Reserves and U.S. Treasury Reserves in Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively. Tax Free Reserves invests all of its investable assets in Tax Free Reserves Portfolio (collectively, with Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio, the "Portfolios"). The address and telephone number of the Portfolios are 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY CITIGROUP INC. AFFILIATE, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
1. The Funds............................................................     2
2. Investment Objectives, Policies and Restrictions.....................     3
3. Performance Information..............................................    22
4. Determination of Net Asset Value.....................................    25
5. Additional Information on the Purchase and Sale of Shares............    26
6. Dealer Commissions and Concessions...................................    29
7. Management...........................................................    30
8. Portfolio Transactions...............................................    37
9. Description of Shares, Voting Rights and Liabilities.................    38
10. Certain Additional Tax Matters......................................    39
11. Independent Accountants and Financial Statements....................    40
Appendix A -- Ratings of Municipal Obligations..........................   A-1
Appendix B -- Additional Information Concerning
              California Municipal Obligations..........................   B-1
Appendix C -- Additional Information Concerning
              Connecticut Municipal Obligations.........................   C-1
Appendix D -- Additional Information Concerning
              New York Municipal Obligations............................   D-1
Appendix E -- Additional Information Concerning
              Puerto Rico Municipal Obligations.........................   E-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                  1. THE FUNDS

CitiFunds Trust III is a diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 28, 1985 and is the successor to the business of The Landmark Funds Cash Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1984. Shares of CitiFunds Trust III are divided into two separate series, Cash Reserves and U.S. Treasury Reserves. Prior to October 23, 2000, Cash Reserves and U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively. Prior to January 2, 1998, CitiFunds Trust III was called Landmark Funds III, and Cash Reserves and U.S. Treasury Reserves were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively.

Tax Free Reserves is a no-load, non-diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 21, 1985 and is the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to October 23, 2000, Tax Free Reserves was called CitiFunds Tax Free Reserves, and prior to January 2, 1998, the Fund was called Landmark Tax Free Reserves.

CitiFunds Multi-State Tax Free Trust is a no-load, non-diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985. Shares of CitiFunds Multi-State Tax Free Trust are divided into three separate series, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves. Prior to October 23, 2000, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves were called CitiFunds California Tax Free Reserves, CitiFunds Connecticut Tax Free Reserves and CitiFunds New York Tax Free Reserves, respectively. Prior to January 2, 1998 CitiFunds Multi-State Tax Free Trust was called Landmark Multi-State Tax Free Funds, and California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves were called Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves and Landmark New York Tax Free Reserves, respectively.

All references in this Statement of Additional Information to the activities of the Trusts are intended to include those of the Trusts and their respective predecessors, if any, unless the context indicates otherwise. References in this Statement of Additional Information to the Prospectuses are to the Prospectus, dated January 1, 2001, of the Class N shares of the Funds, and the Prospectus, dated July 2, 2001, of the Smith Barney Connecticut Money Market Portfolio - Class A and Class Y shares by which shares of the Funds are offered.

Each of the Funds is a type of mutual fund called a "money market fund." Tax Free Reserves is referred to as a "tax-exempt money market fund." Each of California Tax Free Reserves and Connecticut Tax Free Reserves is a type of fund commonly referred to as a "double tax-exempt money market fund," and New York Tax Free Reserves is a type of fund commonly referred to as a "triple tax-exempt money market fund." The net asset value of each Fund's shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

Each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves is referred to as a "Tax Free Fund." Each Tax Free Fund is non-diversified.

CitiFunds Trust III seeks the investment objectives of Cash Reserves and U.S. Treasury Reserves by investing all of their investable assets in Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively. Tax Free Reserves seeks its investment objectives by investing all of its investable assets in Tax Free Reserves Portfolio. Each of Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each Portfolio has the same investment objectives and policies as its corresponding Fund.

The Trustees of CitiFunds Trust III and Tax Free Reserves believe that the aggregate per share expenses of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves and their corresponding Portfolios will be less than or approximately equal to the expenses that each Fund would incur if the assets of the Fund were invested directly in the types of securities held by its Portfolio. Each Fund may withdraw its investment in its Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If a Fund were to withdraw its investment in its Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described below or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If a Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

Each Portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a Portfolio will notify its corresponding Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a Fund to withdraw its investment in its Portfolio.

The Portfolios, as New York trusts, are not required to hold and have no intention of holding annual meetings of investors. However, when a Portfolio is required to do so by law, or in the judgment of Trustees it is necessary or desirable to do so, the Portfolio will submit matters to its investors for a vote. When a Fund is asked to vote on matters concerning its corresponding Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

The Portfolios may sell interests to investors in addition to the Funds. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Funds. Therefore, the investment returns for all investors in funds investing in a Portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

Information about other holders of interests in the Portfolios is available from the Funds' distributor, Salomon Smith Barney, Inc. ("Salomon Smith Barney" or the "Distributor"), 388 Greenwich Street, 23rd Floor, New York, New York 10013, 1-800-451-2010.

Citi Fund Management, Inc. ("Citi Fund Management", the "Manager", or the "Adviser") is the investment manager to each of the Portfolios and to CitiFunds Multi-State Tax Free Trust. Citi Fund Management is an affiliate of Citibank, N.A., which has been managing money since 1822. Citi Fund Management was incorporated in January, 2001 under the laws of the State of Delaware to take over the mutual fund investment advisory operations of Citibank, N.A. Citi Fund Management is a wholly-owned subsidiary of Smith Barney Fund Management LLC ("Smith Barney Fund Management"), which in turn is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citi Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940, and has its headquarters at 100 First Stamford Place, Stamford, CT 06902. Citi Fund Management manages the investments of each Portfolio, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves from day to day in accordance with the investment objectives and policies of that Portfolio or Fund. The selection of investments for each Portfolio and Fund, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces. Smith Barney Fund Management provides certain administrative services to the Funds and Portfolios.

The Boards of Trustees of the Trusts and the Portfolios provide broad supervision over the affairs of the Trusts and of the Portfolios, respectively.

Shares of each Fund are continuously sold by Salomon Smith Barney, each Fund's distributor. Shares may be purchased from the Funds' distributor, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers (called "Service Agents"). The Distributor may receive fees from the Funds pursuant to Distribution Plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

               2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

The investment objective of CASH RESERVES is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

The investment objective of U.S. TREASURY RESERVES is to provide its shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with the preservation of capital.

The investment objectives of TAX FREE RESERVES are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

The investment objectives of CALIFORNIA TAX FREE RESERVES are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

The investment objectives of CONNECTICUT TAX FREE RESERVES are to provide its shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

The investment objectives of NEW YORK TAX FREE RESERVES are to provide its shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

The investment objectives of each Fund may be changed without approval by that Fund's shareholders. Of course, there can be no assurance that any Fund will achieve its investment objectives.

                               INVESTMENT POLICIES

CitiFunds Trust III seeks the investment objectives of its series by investing all of the investable assets of Cash Reserves and U.S. Treasury Reserves in Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively. Tax Free Reserves seeks its investment objectives by investing all of its investable assets in Tax Free Reserves Portfolio. Each Portfolio has the same investment objectives and policies as its corresponding Fund. The Prospectuses contain a discussion of the principal investment strategies of each Fund and certain risks of investing in each Fund. The following supplements the information contained in the Prospectuses concerning the investment objectives, policies and techniques of each Fund and Portfolio, and contains more information about the various types of securities in which each Fund and each Portfolio may invest and the risks involved in such investments. Since the investment characteristics of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves will correspond directly to those of the Portfolio in which it invests, the following is a supplementary discussion with respect to each Portfolio.

Each of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves may withdraw its investment from its corresponding Portfolio at any time, if the Board of Trustees of the applicable Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, a Fund's assets would be invested in accordance with the investment policies described below with respect to its corresponding Portfolio. Except for the concentration policy of Cash Reserves with respect to bank obligations described in paragraph (1) below and for the policy of each of the Tax Free Funds with respect to investing in municipal obligations described below, which may not be changed without the approval of Cash Reserves' or the applicable Tax Free Fund's shareholders, the approval of a Fund's shareholders would not be required to change that Fund's investment objectives or any of its investment policies. Likewise, except for the concentration policy of Cash Reserves Portfolio with respect to bank obligations described in paragraph (1) below and for the policy of Tax Free Reserves Portfolio with respect to investing in municipal obligations described below, which may not be changed without the approval of Cash Reserves Portfolio's or Tax Free Reserves Portfolio's investors, as applicable, the approval of the investors in a Portfolio would not be required to change that Portfolio's investment objectives or any of its investment policies discussed below, including those concerning securities transactions. Each Portfolio would, however, give written notice to its investors at least 30 days prior to implementing any change in its investment objectives.

CASH RESERVES PORTFOLIO

Cash Reserves Portfolio seeks its investment objective through investments limited to the following types of high quality U.S. dollar-denominated money market instruments. All investments by Cash Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition, and the average maturity of the investments held by the Portfolio (on a dollar-weighted basis) is 90 days or less. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two nationally recognized statistical rating organizations (each, an "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees) and are determined by the Adviser under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. Cash Reserves Portfolio may hold uninvested cash reserves pending investment. Under the 1940 Act, Cash Reserves and Cash Reserves Portfolio are each classified as "diversified," although in the case of Cash Reserves, all of its investable assets are invested in the Portfolio. A "diversified investment company" must invest at least 75% of its assets in cash and cash items, U.S. government securities, investment company securities (e.g., interests in the Portfolio) and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer.

            (1) Bank obligations -- Cash Reserves Portfolio invests at least 25% of its investable assets, and may invest up to 100% of its assets, in bank obligations. This concentration policy is fundamental and may not be changed without the approval of the investors in Cash Reserves Portfolio. Bank obligations include, but are not limited to, negotiable certificates of deposit, bankers' acceptances and fixed time deposits. Cash Reserves Portfolio limits its investments in U.S. bank obligations (including their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The Portfolio may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC"), having total assets of less than $1 billion, provided that the Portfolio at no time owns more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully insured by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by the Portfolio, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposit to a third party.

            U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

            Cash Reserves Portfolio limits its investments in non-U.S. bank obligations (i.e., obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks) to U.S. dollar-denominated obligations of banks which at the time of investment are branches or subsidiaries of U.S. banks which meet the criteria in the preceding paragraphs or are branches of non-U.S. banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
      (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the Portfolio. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. The Portfolio also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Cash Reserves Portfolio does not purchase any bank obligation of the Adviser or an affiliate of the Adviser.

            Since Cash Reserves Portfolio may hold obligations of non-U.S. branches and subsidiaries of U.S. banks, and U.S. and non-U.S. branches of non-U.S. banks, an investment in Cash Reserves involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Portfolio, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or time deposits that might affect adversely such payment on such obligations held by the Portfolio. In addition, there may be less publicly-available information about a non-U.S. branch or subsidiary of a U.S. bank or a U.S. or non-U.S. branch of a non-U.S. bank than about a U.S. bank and such branches and subsidiaries may not be subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record-keeping standards and requirements.

            The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, Cash Reserves Portfolio may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the "Board of Governors"). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, Cash Reserves Portfolio generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

            U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, Cash Reserves Portfolio may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

            Non-U.S. banks in whose obligations Cash Reserves Portfolio may invest may not be subject to the laws and regulations referred to in the preceding two paragraphs.

            (2) Obligations of, or guaranteed by, non-U.S. governments. Cash Reserves Portfolio limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in paragraph (1) above in connection with the purchase of non-U.S. bank obligations.

            (3) Commercial paper rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or, if not rated, determined to be of comparable quality by the Adviser under procedures approved by the Board of Trustees, such as unrated commercial paper issued by corporations having an outstanding unsecured debt issue currently rated Aaa by Moody's or AAA by Standard & Poor's. Commercial paper is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

            (4) Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the full faith and credit of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States,
      (ii) obligations of the Federal Home Loan Mortgage Corporation, and (iii) obligations of the Student Loan Marketing Association, respectively.

            (5) Repurchase agreements, providing for resale within 397 days or less, covering obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities which may have maturities in excess of 397 days. (See "Repurchase Agreements," below for a description of repurchase agreements.)

            (6) Asset-backed securities, which may include securities such as Certificates for Automobile Receivables ("CARS") and Credit Card Receivable Securities ("CARDS"), as well as other asset-backed securities. CARS represent fractional interests in pools of car installment loans, and CARDS represent fractional interests in pools of revolving credit card receivables. The rate of return on asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. (See "Asset-Backed Securities.")

            Cash Reserves Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments or to prevent the Portfolio from receiving any value in U.S. dollars from its investment in non-U.S. securities.

ASSET-BACKED SECURITIES

As set forth above, Cash Reserves Portfolio may purchase asset-backed securities that represent fractional interests in pools of retail installment loans, both secured (such as CARS) and unsecured, or leases or revolving credit receivables, both secured and unsecured (such as CARDS). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Reinvestment of principal may occur at higher or lower rates than the original yield. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the Portfolio because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objectives and policies, Cash Reserves Portfolio may invest in other asset-backed securities.

U.S. TREASURY RESERVES PORTFOLIO

U.S. Treasury Reserves Portfolio seeks its investment objective by investing in obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes, bonds and Treasury Receipts, which are unmatured interest coupons of U.S. Treasury bonds and notes which have been separated and resold in a custodial receipt program administered by the U.S. Treasury, and in issues of agencies and instrumentalities established under the authority of an Act of Congress which are supported by the full faith and credit of the United States. U.S. Treasury Reserves Portfolio will not enter into repurchase agreements. All investments by the Portfolio are in "first tier" securities (i.e., securities rated in the highest rating category for short-term obligations by at least two NRSRO's assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees) and are determined by the Adviser under procedures approved by the Board of Trustees to present minimal credit risks. Investments in high quality, short term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or a longer term. U.S. Treasury Reserves Portfolio may hold uninvested cash reserves pending investment.

THE TAX FREE FUNDS

TAX FREE RESERVES PORTFOLIO

Tax Free Reserves Portfolio seeks its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, and their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations.") In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer. Although the Portfolio will attempt to invest 100% of its assets in Municipal Obligations, the Portfolio reserves the right to invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Portfolio invests more than 25% of its assets in participation certificates issued by banks in industrial development bonds and other Municipal Obligations. In view of this "concentration" in bank participation certificates, an investment in Tax Free Reserves shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" below.) Tax Free Reserves Portfolio may hold uninvested cash reserves pending investment. Tax Free Reserves Portfolio's investments may include "when-issued" or "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements.

As a non-diversified investment company, Tax Free Reserves Portfolio is not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of its assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash, U.S. government securities, investment company securities and other securities limited in respect of any one issuer (or related issuers) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities, other than U.S. government securities, of one issuer (or related issuers).

Tax Free Reserves Portfolio may invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

All investments by Tax Free Reserves Portfolio mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the Portfolio's securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by Tax Free Reserves Portfolio are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.) All investments by Tax Free Reserves Portfolio are "eligible securities," that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees on the basis of its credit evaluation of the obligor or of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. (See "Ratings of Municipal Obligations" in Appendix A to this Statement of Additional Information.)

The Portfolio's fundamental policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations is described below in "Municipal Obligations."

CALIFORNIA TAX FREE RESERVES, CONNECTICUT TAX FREE RESERVES AND NEW YORK TAX FREE RESERVES

Each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves seeks its investment objectives by investing primarily in short-term, high quality Municipal Obligations (as defined above). Each such Fund's fundamental policy to invest at least 80% of its assets, under normal circumstances, in certain Municipal Obligations is described below in "Municipal Obligations."

All investments by California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves are "eligible securities," that is, rated in one of the two highest rating categories for short-term obligations by at least two NRSROs assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees on the basis of its credit evaluation of the obligor or of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. (See "Ratings of Municipal Obligations" in Appendix A to this Statement of Additional Information.)

In the case of California Tax Free Reserves, in general, dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of California and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers ("California Municipal Obligations"), will be exempt from federal and California personal income taxes. For Connecticut Tax Free Reserves, dividends paid by the Fund which are treated as exempt-interest dividends for federal income tax purposes, to the extent derived from interest income on tax-exempt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, obligations of Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers ("Connecticut Municipal Obligations"), will be exempt from federal and Connecticut personal income taxes. In the case of New York Tax Free Reserves, dividends paid by the Fund which are attributable to interest income on tax-exempt obligations of the State of New York and its political subdivisions, of Puerto Rico, other U.S. territories and their political subdivisions and of other qualifying issuers ("New York Municipal Obligations"), will be exempt from federal, New York State and New York City personal income taxes. These Funds may purchase Municipal Obligations issued by other states, their agencies and instrumentalities the interest income on which will be exempt from federal income tax but will be subject to California, Connecticut or New York State and New York City personal income taxes, as the case may be.

In order for California Tax Free Reserves to pay dividends that are exempt from federal tax and California personal income tax, the Fund must continue to qualify as a "regulated investment company" for federal income tax purposes. In addition, in order for California Tax Free Reserves to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the Fund's total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities").

In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

Under normal circumstances, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves invest at least 65% of their assets in California Municipal Obligations, Connecticut Municipal Obligations and New York Municipal Obligations, respectively, although the exact amount of a Fund's assets invested in such securities varies from time to time. Although these Funds attempt to invest 100% of their assets in Municipal Obligations, each Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. Each Fund may invest more than 25% of its assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in these Funds should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" below.) Uninvested cash reserves may be held temporarily for the Funds pending investment. The Funds' investments may include "when-issued" and "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements.

All of California Tax Free Reserves', Connecticut Tax Free Reserves' and New York Tax Free Reserves' investments mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Funds' respective portfolios (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in such Funds' portfolios are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until a Fund would be entitled to payment pursuant to demand rights, a letter of credit, guarantee or insurance policy or a right to tender or put the instrument, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.)

As non-diversified investment companies, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves are not subject to any statutory restrictions under the 1940 Act with respect to limiting the investment of their assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets must be represented by cash, U.S. government securities, investment company securities and other securities limited in respect of any one issuer (or related issuers) to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities, other than U.S. government securities, of one issuer (or related issuers).

Each Fund may invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

MUNICIPAL OBLIGATIONS

As a fundamental policy, each of the Tax Free Funds invests at least 80% of its assets, under normal circumstances, in:

            (1) Municipal bonds with remaining maturities of one year (397 days for California Tax Free Reserves and Connecticut Tax Free Reserves) or less that are rated within the Aaa or Aa categories at the date of purchase by Moody's or within the AAA or AA categories by Standard & Poor's or Fitch (and, for Connecticut Tax Free Reserves, present a minimal credit risk as determined by the Adviser under procedures approved by the Board of Trustees) or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests.

            (2) Municipal notes with remaining maturities of one year (397 days for California Tax Free Reserves and Connecticut Tax Free Reserves) or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch (and, for Connecticut Tax Free Reserves, present a minimal credit risk as determined by the Adviser under procedures approved by the Board of Trustees) or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees. The principal kinds of municipal notes are tax and revenue anticipation notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

            (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch (and, for Connecticut Tax Free Reserves, present a minimal credit risk as determined by the Adviser under procedures approved by the Board of Trustees) or, if not rated by these rating agencies, is of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

            Subsequent to its purchase by a Tax Free Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires sale of such Municipal Obligation by the Fund (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Fund should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by a Tax Free Fund are altered due to changes in any of the Moody's, Standard & Poor's or Fitch ratings systems (see Appendix A to this Statement of Additional Information for an explanation of these rating systems), the Adviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained above and in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. CitiFunds Multi-State Tax Free Trust's and Tax Free Reserves Portfolio's Boards of Trustees have determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are "eligible securities" (e.g., within the two highest ratings assigned by Moody's, Standard & Poor's or Fitch or, if not rated, are of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees), or where the obligations are not freely transferable, a Tax Free Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

            MUNICIPAL BONDS. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issuance of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

            In addition, certain kinds of private activity bonds ("PABs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, it is expected that the PABs or the participation certificates in PABs purchased by a Fund will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

            Municipal bonds may be issued as "zero coupon" obligations. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Because zero-coupon bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each Tax Free Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though zero-coupon bonds do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

             MUNICIPAL NOTES. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

            For an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A to this Statement of Additional Information. For a comparison of yields on such Municipal Obligations and taxable securities, see the Appendix to the Prospectus.

            MUNICIPAL LEASE OBLIGATIONS. Participations in municipal leases are undivided interests in a portion of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. Municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

Each of the Tax Free Funds may purchase variable rate instruments and participation interests. Variable rate instruments that the Tax Free Funds may purchase are tax-exempt Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

The variable rate instruments in which Tax Free Funds' assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. An unrated variable rate instrument may be determined to meet a Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet a Tax Free Fund's high quality criteria.

Variable rate instruments in which the Tax Free Funds may invest include participation interests in variable rate, tax-exempt Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. A participation interest gives a Tax Free Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature. Each participation may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by the Adviser to meet the prescribed quality standards of a Tax Free Fund. Each Tax Free Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund's participation in the security, plus accrued interest. Each Tax Free Fund intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to facilitate withdrawals from the Fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a Tax Free Fund. With respect to insurance, each of the Tax Free Funds will attempt to have the issuer of the participation interest bear the cost of the insurance, although the applicable Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trusts' Boards of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Tax Free Funds, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which a Fund may subscribe. Although participation interests may be sold, each Tax Free Fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation.

Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed interest rate securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, when prevailing interest rates decline each Tax Free Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, each Tax Free Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate instrument held by a Tax Free Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument's next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing a Fund's dollar-weighted average portfolio maturity.

In view of the "concentration" of Tax Free Reserves (including Tax Free Reserves Portfolio for purposes of this discussion) and the possible concentration of the other Tax Free Funds in bank participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in these Funds should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

"WHEN-ISSUED" SECURITIES

Each of the Tax Free Funds (including Tax Free Reserves Portfolio for purposes of this discussion) may purchase securities on a "when-issued" or "forward delivery" basis. New issues of certain Municipal Obligations frequently are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Fund's commitment to purchase). Although the Tax Free Funds will only make commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Funds may sell these securities before the settlement date if deemed advisable by the Adviser.

Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in a Tax Free Fund's portfolio are subject to changes in value based upon the market's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A segregated account of a Tax Free Fund consisting of cash or liquid debt securities equal to the amount of the "when-issued" or "forward delivery" commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Tax Free Fund's obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

STAND-BY COMMITMENTS

When a Tax Free Fund (including Tax Free Reserves Portfolio for purposes of this discussion) purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. A Tax Free Fund also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by a Tax Free Fund with respect to a particular Municipal Obligation held in the Fund's portfolio.

The amount payable to a Tax Free Fund upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Each Tax Free Fund values stand-by commitments at zero for purposes of computing the value of its net assets.

The stand-by commitments that each Tax Free Fund may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Fund and the maturity of the underlying security will generally be different from that of the commitment.

TAXABLE SECURITIES

Although each Tax Free Fund (including Tax Free Reserves Portfolio for purposes of this discussion) attempts to invest 100% of its net assets in tax-exempt Municipal Obligations, each Fund may invest up to 20% of the value of its net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which a Tax Free Fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Tax Free Funds' assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch;
(3) certificates of deposit of U.S. banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to any Municipal Obligations or obligations of the U.S. government or its agencies, instrumentalities, or authorities. Each Tax Free Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

REPURCHASE AGREEMENTS

Each of the Tax Free Funds (including Tax Free Reserves Portfolio for purposes of this discussion) may invest its assets in instruments subject to repurchase agreements. Repurchase agreements are described in more detail below. (See "Repurchase Agreements.")

RISK FACTORS AFFECTING INVESTMENT IN CALIFORNIA MUNICIPAL OBLIGATIONS

California Tax Free Reserves intends to invest a high proportion of its assets in California Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning California Municipal Obligations, see Appendix B to this Statement of Additional Information.

The State of California and other issuers of California Municipal Obligations have experienced severe financial difficulties. From 1990-1993, the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in the defense/aerospace industries and military base closures and a major drop in real estate construction. In December 1994, Orange County, California and its pooled investment funds filed for protection under the federal Bankruptcy Code. Orange County's financial difficulties could continue to adversely affect other issuers of California Municipal Obligations. Since the start of 1994, California's economy has been recovering and growing steadily stronger, to the point where the State's economic growth is outpacing the rest of the nation. A significant portion of the State's economic growth has been in industries, such as high technology and entertainment, that may be particularly sensitive to economic trends. In addition, such industries can be adversely affected by economic turmoil in foreign markets. There can be no assurance that the State's economic growth will continue.

Furthermore, California's energy problem, which resulted in rolling blackouts and a declaration of a state of emergency in January 2001, could persist. As of the date of this Statement of Additional Information, California is facing a severe energy crisis and Pacific Gas & Electric ("PG&E") has filed for bankruptcy. Future disruptions in electricity or natural gas supplies could adversely affect the State's economy, especially since reliability of supply is important for several of the State's key industries, including computer services, electronics manufacturing, and biotechnology. It is not presently possible to determine the extent to which these events could adversely affect California's economy and fiscal condition, as well as the market for California Municipal Obligations. A continued downturn in computer-related industries may have significant adverse impacts on the State's economy. Such adverse effects on the economy in turn could negatively affect State revenues.

In fact, the energy crisis already has negatively affected the State's credit rating. On April 24, 2001, Standard & Poor's lowered the rating on the State's general obligation bonds to A+ from AA in direct response to the mounting and uncertain cost to the State of the energy crisis, as well as the likely long-term detrimental effect of the crisis on the State's economy. On June 11, 2001 Standard & Poor's affirmed the A+ rating and its January 19, 2001 placement of the bonds on Credit Watch with negative implications. For similar reasons, Moody's first on April 6, 2001 changed the outlook for the State's general obligation debt to negative from stable and then, on May 15, 2001, lowered its rating on the State's general obligation bonds to Aa3 from Aa2. Likewise, on April 18, 2001 Fitch placed the State's general obligation bonds on Ratings Watch Negative.

Many of the California Tax Free Reserves' Municipal Obligations are likely to be obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

The summary set forth in Appendix B is included for the purpose of providing a general description of the State of California credit and financial conditions. This summary is based on information from statements of issuers of California Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

RISK FACTORS AFFECTING INVESTMENT IN CONNECTICUT MUNICIPAL OBLIGATIONS

Connecticut Tax Free Reserves intends to invest a high proportion of its assets in Connecticut Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning Connecticut Municipal Obligations, see Appendix C to this Statement of Additional Information.

The summary set forth in Appendix C is included for the purpose of providing a general description of the State of Connecticut credit and financial conditions. This summary is based on information from statements of issuers of Connecticut Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

RISK FACTORS AFFECTING INVESTMENT IN NEW YORK MUNICIPAL OBLIGATIONS

New York Tax Free Reserves intends to invest a high proportion of its assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Many complex political, social and economic forces influence New York State's economy and finances, which may in turn affect New York's financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control.

Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. The recent downturn in the financial markets may indicate a prolonged downturn in the wider economy. Since the securities industry is more important to the New York economy than the national economy as a whole, the impact of such a downturn potentially could be amplified on New York. A large, continued change in stock market performance could result in wage, bonus and unemployment levels that are significantly different from those embodied in the State's financial plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

For further information concerning New York Municipal Obligations, see Appendix D to this Statement of Additional Information. The summary set forth above and in Appendix D is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

CERTAIN ADDITIONAL RISK FACTORS

Each of California Tax Free Reserves, Connecticut Tax Free Reserves, and New York Tax Free Reserves may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions. Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. For information concerning the economy of Puerto Rico, see Appendix E of this Statement of Additional Information.

The summary set forth in Appendix E is included for the purpose of providing a general description of the economy of Puerto Rico. This summary is based on information from statements of the Government of Puerto Rico and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

REPURCHASE AGREEMENTS

Each of the Funds and Portfolios (other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio, which may not invest in repurchase agreements) may invest its assets in repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. All repurchase agreements entered into by the Funds shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian shall have control of the collateral, which the Adviser believes will give the applicable Fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Adviser believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Funds. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Funds. A Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Fund exceed 10% of the Fund's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

LENDING OF SECURITIES

Consistent with applicable regulatory requirements and in order to generate income, each of the Funds and Portfolios may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund or Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and/or with respect to cash collateral would receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). The borrower alternatively may pay the Fund or Portfolio a fee for use of the borrowed securities. The Fund or Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund or Portfolio could suffer loss if the borrower terminates the loan and the Fund or Portfolio is forced to liquidate investments in order to return the cash collateral to the buyer. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by a Fund or Portfolio would exceed 33 1/3% of the value of its net assets.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

Each Fund and Portfolio may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund or Portfolio to sell them promptly at an acceptable price.

                             INVESTMENT RESTRICTIONS

The Trusts, on behalf of the Funds, and the Portfolios have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the applicable Fund or Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding voting securities of the Fund or Portfolio present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or Portfolio are present or represented by proxy, or
(ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

Whenever a Trust is requested to vote on a change in the investment restrictions or fundamental policies of a Portfolio in which a Fund invests, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the shareholders, or will otherwise vote Fund interests in a Portfolio in accordance with applicable law. Each Fund will vote the shares held by its shareholders who do not give voting instructions in the same proportion as the shares of that Fund's shareholders who do give voting instructions. Shareholders of the Funds who do not vote will have no effect on the outcome of these matters.

CASH RESERVES

CitiFunds Trust III, on behalf of Cash Reserves, may not:

            (1) Invest in equity securities (e.g., common stock, preferred stock, options, warrants, puts, calls), voting securities, restricted securities, corporate debt securities (e.g., bonds, debentures) other than those bank securities and commercial paper referred to under "Investment Policies," local or state government securities (e.g., municipal bonds, state bonds), commodities or commodity contracts, real estate, or securities of other investment companies, except that the Trust may invest all or a portion of the Fund's assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. The Trust, on behalf of the Fund, will not sell securities short, write put or call options, engage in underwriting, or invest in companies for the purpose of exercising control. The Trust, on behalf of the Fund, will not make loans to other persons except that it may acquire debt securities as discussed under "Investment Policies;'"

            (2) Purchase securities or obligations of any one issuer (other than securities issued by the U.S. government, its agencies and instrumentalities and repurchase agreements covering such securities) if immediately after such purchase more than 5% of the value of its assets would be invested in that issuer except that the Trust may invest all or a portion of the Fund's assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

            (3) Borrow money except from banks as a temporary measure for extraordinary or emergency purposes (not for leveraging) or in order to meet unexpectedly heavy redemption requests in an amount not exceeding 15% of the value of the Fund's assets and will not purchase any securities at any time when the Fund's total outstanding borrowings from banks exceed 5% of the Fund's gross assets. The Trust, on behalf of the Fund, will not pledge its assets except to secure borrowings. While the Trust, on behalf of the Fund, may borrow from its Custodian for the foregoing purposes, any borrowing from the Custodian will be on terms no less favorable to the Fund than those offered by the Custodian to comparable borrowers and on terms which the Trust believes are not less favorable than those readily obtainable elsewhere;

            (4) Concentrate the Fund's investments in any particular industry, but if it is deemed appropriate to the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, provided that, if the Trust withdraws the Fund's investment from an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund, it will invest at least 25%, and may invest up to 100%, of the assets of the Fund in bank obligations; and provided, further, that nothing in this Investment Restriction is intended to affect the Trust's ability to invest 100% of the Fund's assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

            (5) There is no limitation on investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements covering those securities, except that the Trust, on behalf of the Fund, will not acquire securities that are not readily marketable or repurchase agreements calling for resale within more than 7 days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities. The Trust, on behalf of the Fund, may not invest in fixed time deposits maturing in more than seven calendar days, and fixed time deposits maturing from two business days through seven calendar days may not exceed 10% of the Fund's net assets.

            Cash Reserves Portfolio may not:

            (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes the Portfolio may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Portfolio, including the amount borrowed (moreover, the Portfolio may not purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value))(it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities);

            (2) Purchase any security or evidence of interest therein on margin, except that the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

            (3) Underwrite securities issued by other persons, except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

            (4) Make loans to other persons except (a) through the lending of securities held by the Portfolio, but not in excess of 33 1/3% of the Portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of short term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

            (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Portfolio);

            (6) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Portfolio (taken at market value at the time of each investment) may be invested in any one industry, except that the Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; or

            (7) Issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

U.S. TREASURY RESERVES

            Neither CitiFunds Trust III, on behalf of U.S. Treasury Reserves, nor U.S. Treasury Portfolio may:

            (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Trust or the Portfolio may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Trust (on behalf of the Fund) nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively (taken in each case at market value)) (it is intended that the Fund and the Portfolio would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund or the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities);

            (2) Purchase any security or evidence of interest therein on margin, except that either the Trust, on behalf of the Fund, or the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

            (3) Underwrite securities issued by other persons, except that all the assets of the Fund may be invested in the Portfolio and except insofar as either the Trust or the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

            (4) Make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio, but not in excess of 33 1/3% of the Fund's or the Portfolio's net assets, as the case may be,
      (b) through the use of repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph 4 the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

            (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and the Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

            (6) Concentrate its investments in any particular industry; provided, that nothing in this Investment Restriction is intended to affect the ability to invest 100% of the Fund's assets in the Portfolio; or

            (7) Issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

TAX FREE RESERVES

            Tax Free Reserves may not:

            (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund);

            (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income;

            (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes;

            (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above;

            (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund);

            (6) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate;

            (7) Make loans to others, except through the purchase of Fund investments, including repurchase agreements, as described under "Investment Policies" above;

            (8) Invest more than 5% of the value of its total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund);

            (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the purchase of Municipal Obligations or on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, the Fund reserves the freedom of action to invest more than 25% of its assets in instruments (including without limitation participation interests) issued by U.S. branches of domestic banks; or

            (10) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund).

            Tax Free Reserves has adopted the following non-fundamental policy, which may be changed without approval by a majority of the outstanding shares of the Fund. Tax Free Reserves will not invest in a repurchase agreement maturing in more than seven days or other illiquid securities if as a result thereof the Fund's total illiquid assets (including repurchase agreements maturing in more than seven days) would exceed 10% of the Fund's net assets.

            Tax Free Reserves Portfolio may not:

            (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes the Portfolio may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Portfolio, including the amount borrowed (moreover, the Portfolio may not purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities);

            (2) Purchase any security or evidence of interest therein on margin, except that the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

            (3) Underwrite securities issued by other persons, except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

            (4) Make loans to other persons except (a) through the lending of securities held by the Portfolio, but not in excess of 33 1/3% of the Portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph (4) the purchase of short term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

            (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

            (6) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Portfolio (taken at market value at the time of each investment) may be invested in any one industry, except that the Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; or

            (7) Issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating the investment restriction in paragraph (1) above.

            For purposes of the investment restriction in paragraph (6) above, "bank obligations" shall include bank participation interests in Municipal Obligations.

CALIFORNIA TAX FREE RESERVES

            CitiFunds Multi-State Tax Free Trust may not with respect to California Tax Free Reserves:

            (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

            (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Trust will not make any investments on behalf of the Fund. Interest paid on borrowings will reduce net income.

            (3) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except in an amount up to 15% of the value of the Fund's total assets and only to secure borrowings for temporary or emergency purposes.

            (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above.

            (5) Underwrite the securities of other issuers, except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security of the Fund (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

            (6) The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with other illiquid securities held by the Fund exceed 10% of the Fund's total net assets.

            (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Trust from investing in Municipal Obligations secured by real estate or interests in real estate.

            (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Policies" above.

            (9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

            (10) Invest more than 25% of the Fund's assets in the securities of "issuers" in any single industry, provided that the Trust may invest more than 25% of the Fund's assets in bank participation interests and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

            (11) Invest in securities of other investment companies, except the Trust may purchase on behalf of the Fund unit investment trust securities (i.e., securities issued by an investment company which (i) is organized under a trust indenture or contract of custodianship or similar instrument, (ii) does not have a board of directors, and (iii) issues only redeemable securities, each of which represents an undivided interest in a unit of specified securities) where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. As of the date of this Statement of Additional Information, the Trust has no intention of investing in unit investment trust securities on behalf of the Fund.

            For purposes of the investment restrictions described in (9) and
      (10) above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable Securities and Exchange Commission ("SEC") rules, be considered a separate security and treated as an issue of such government, other entity or bank.

CONNECTICUT TAX FREE RESERVES

            CitiFunds Multi-State Tax Free Trust may not with respect to Connecticut Tax Free Reserves:

            (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

            (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Trust will not make any investments on behalf of the Fund. Interest paid on borrowings will reduce net income.

            (3) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except in an amount up to 15% of the value of the Fund's total assets and only to secure borrowings for temporary or emergency purposes.

            (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above.

            (5) Underwrite the securities of other issuers, except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security of the Fund (provided, however, that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund).

            (6) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Trust from investing in Municipal Obligations secured by real estate or interests in real estate.

            (7) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Policies" above.

            (8) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund.

            (9) Invest more than 25% of the Fund's assets in the securities of "issuers" in any single industry, provided that the Trust reserves the right to invest more than 25% of the Fund's assets in bank participation interests and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as the Fund. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and could be treated as an issue of such government, other entity or bank.

            (10) Invest in securities of other investment companies, except the Trust may purchase on behalf of the Fund unit investment trust securities (i.e., securities issued by an investment company which (i) is organized under a trust indenture or contract of custodianship or similar instrument, (ii) does not have a board of directors, and (iii) issues only redeemable securities, each of which represents an undivided interest in a unit of specified securities) where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund. As of the date of this Statement of Additional Information, the Trust has no intention of investing in unit investment trust securities on behalf of the Fund.

            (11) Issue any senior security (as that term is defined in the 1940
      Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (2) above.

            For purposes of the investment restrictions described in (8) and (9) above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

            In addition, as a matter of non-fundamental policy, the Trust will not invest on behalf of the Fund in securities that are not readily marketable, such as fixed time deposits and repurchase agreements maturing in more than seven days, if such investments together with other illiquid securities held by the Fund exceed 10% of the Fund's total net assets.

NEW YORK TAX FREE RESERVES

            CitiFunds Multi-State Tax Free Trust may not with respect to New York Tax Free Reserves:

            (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies.

            (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Trust will not make any investments on behalf of the Fund. Interest paid on borrowings will reduce net income.

            (3) Pledge, hypothecate, mortgage or otherwise encumber the Fund's assets, except in an amount up to 15% of the value of the Fund's total assets and only to secure borrowings for temporary or emergency purposes.

            (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above.

            (5) Underwrite the securities of other issuers, except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security of the Fund.

            (6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's total net assets.

            (7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Trust from investing in Municipal Obligations secured by real estate or interests in real estate.

            (8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Policies" above.

            (9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

            (10) Invest more than 25% of the Fund's assets in the securities of "issuers" in any single industry, provided that the Trust may invest more than 25% of the Fund's assets in bank participation interests and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

            (11) Invest in securities of other investment companies, except the Trust may purchase on behalf of the Fund unit investment trust securities (i.e., securities issued by an investment company which (i) is organized under a trust indenture or contract of custodianship or similar instrument, (ii) does not have a board of directors, and (iii) issues only redeemable securities, each of which represents an undivided interest in a unit of specified securities) where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets. As of the date of this Statement of Additional Information, the Trust has no intention of investing in unit investment trust securities on behalf of the Fund.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a Letter of Credit, such a guarantee or Letter of Credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a Portfolio or a later change in the rating of a security held by a Fund or a Portfolio is not considered a violation of policy.

                           3. PERFORMANCE INFORMATION

Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors.

From time to time, in reports or other communications to shareholders or in advertising or sales materials, performance of Fund shares may be compared with current or historical performance of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, iMoneyNet's Money Fund Report, Morningstar, Inc. and Thomson Financial Bank Watch. A Fund may also present statistics on current and historical rates of Money Market Deposit Accounts and Statement Savings, Certificates of Deposit
(CDs) and other bank or depository products prepared by outside services such as Bank Rate Monitor, Inc., and compare this performance to the current or historical performance of the Fund. Any given "performance" or performance comparison should not be considered as representative of any performance in the future. In addition, there may be differences between a Fund and the various indexes and products which may be compared to the Fund. In particular, mutual funds differ from bank deposits or other bank products in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, but a fund does not guarantee your principal or your returns, and fund shares are not FDIC insured.

Each Fund may provide annualized yield and effective yield quotations. The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. Any current yield quotation of a Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses as a result of a Fund's investment in a Portfolio or from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. The effective yield is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. Any effective yield quotation of a Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

U.S. Treasury Reserves and each Tax Free Fund may provide tax equivalent yield quotations. The tax equivalent yield refers to the yield that a fully taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of a Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the dividends from which may be exempt from federal or state personal income tax, with yields of funds the dividends from which are not tax exempt. Any tax equivalent yield quotation of a Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt. A Fund also may provide yield, effective yield and tax equivalent yield quotations for longer periods.

Each Fund may provide its period and average annualized total rates of return. The total rate of return refers to the change in the value of an investment in a Fund over a stated period and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. A total rate of return quotation for a Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Period total rate of return may be annualized. An annualized total rate of return assumes that the period total rate of return is generated over a one-year period. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

U.S. Treasury Reserves and each Tax Free Fund may provide tax equivalent total rates of return. The tax equivalent total rate of return refers to the total rate of return that a fully taxable money market fund would have to generate in order to produce an after-tax total rate of return equivalent to that of a Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of a Fund, the dividends from which may be exempt from federal or state personal income taxes, with the total rates of return of funds the dividends from which are not tax exempt. Any tax equivalent total rate of return quotation of a Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.

Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for Class N shares of each Fund for the periods indicated. No Smith Barney Connecticut Money Market Portfolio - Class A or Class Y shares were outstanding at February 28, 2001, and therefore performance information for these shares is not available. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

                                                                                              REDEEMABLE VALUE
                                                                       ANNUALIZED            OF A HYPOTHETICAL
                                                                            TOTAL            $1,000 INVESTMENT
                                                                          RATE OF                   AT THE
PERIOD                                                                    RETURN             END OF THE PERIOD
------                                                                    ------             -----------------

CASH RESERVES
CLASS N
Ten years ended August 31, 2000....................................         4.75%                    $1,590.72
Five years ended August 31, 2000...................................         5.10%                    $1,282.31
One year ended August 31, 2000.....................................         5.49%                    $1,054.86

U.S. TREASURY RESERVES
CLASS N
May 3, 1991 (commencement of operations) to
     August 31, 2000...............................................         4.17%                    $1,464.58
Five years ended August 31, 2000...................................         4.58%                    $1,251.11
One year ended August 31, 2000.....................................         4.90%                    $1,049.04

TAX FREE RESERVES
CLASS N
Ten years ended August 31, 2000....................................         3.03%                    $1,348.37
Five years ended August 31, 2000...................................         3.03%                    $1,160.74
One year ended August 31, 2000.....................................         3.33%                    $1,033.29

CALIFORNIA TAX FREE RESERVES
CLASS N
March 10, 1992 (commencement of operations)
      to August 31, 2000...........................................         2.84%                    $1,268.22
Five years ended August 31, 2000...................................         2.90%                    $1,153.48
One year ended August 31, 2000.....................................         2.95%                    $1,029.46

CONNECTICUT TAX FREE RESERVES
CLASS N
December 1, 1993 (commencement of
      operations) to February 28, 2001.............................         3.01%                    $1,240.00
Five years ended February 28, 2001.................................         2.94%                    $1,156.00
One year ended February 28, 2001...................................         3.27%                    $1,033.00

NEW YORK TAX FREE RESERVES
CLASS N
Ten years ended August 31, 2000....................................         2.91%                    $1,331.63
Five years ended August 31, 2000...................................         2.96%                    $1,157.03
One year ended August 31, 2000.....................................         3.20%                    $1,032.01

The following table shows the annualized yield and effective compound annualized yield for each Fund. The yields for each Fund, other than Connecticut Tax Free Reserves, are for the seven-day period ended August 31, 2000. The yields for Connecticut Tax Free Reserves are for the seven-day period ended February 28, 2001.

                                                                                                  EFFECTIVE
                                                                                                   COMPOUND
                                                                         ANNUALIZED YIELD      ANNUALIZED YIELD
                                                                         ----------------      ----------------
              Cash Reserves, Class N.............................             6.00%                 6.18%
              U.S. Treasury Reserves, Class N....................             5.38%                 5.52%
              Tax Free Reserves, Class N.........................             3.65%                 3.72%
              California Tax Free Reserves, Class N..............             3.19%                 3.24%
              Connecticut Tax Free Reserves, Class N.............             2.46%                 2.49%
              New York Tax Free Reserves, Class N................             3.49%                 3.55%


The annualized tax equivalent yield for the seven-day period ended August 31, 2000 for U.S. Treasury Reserves was 6.07% for Class N shares (assuming a combined state and local tax rate of 11.307% for New York City residents). The annualized tax equivalent yield for the seven-day period ended August 31, 2000 for Tax Free Reserves was 6.04% for Class N shares (assuming a federal tax bracket of 39.60%). The annualized tax equivalent yield for the seven-day period ended August 31, 2000 for California Tax Free Reserves was 5.08% for Class N shares (assuming (i) a combined California State and federal tax bracket of 45.22% and (ii) that 87.2% of the Fund's assets were invested in California Municipal Obligations). The annualized tax equivalent yield for the seven-day period ended February 28, 2001 for Connecticut Tax Free Reserves was 4.26% for Class N shares (assuming (i) a combined Connecticut State and federal tax bracket of 42.32% and (ii) that 80.2% of the Fund's assets were invested in Connecticut Municipal Obligations). The annualized tax equivalent yield for the seven-day period ended August 31, 2000 for New York Tax Free Reserves was 5.47% for Class N shares (assuming (i) a combined New York State, New York City and federal tax bracket of 46.43% and (ii) that 83.9% of the Fund's assets were invested in New York Municipal Obligations).

For advertising and sales purposes, the Funds will generally use the performance of Class N shares. All outstanding Cash Reserves shares were designated Class N shares on January 4, 1999, and all outstanding shares of the other Funds were designated Class N shares on July 14, 2000. Smith Barney Connecticut Money Market Portfolio shares are expected to be offered on or about July 2, 2001. If the performance of Smith Barney Connecticut Money Market Portfolio shares is used for advertising and sales purposes, performance after the class inception date will be actual performance, while performance prior to that date will be Class N performance, adjusted to reflect the differences in sales charges (if any) but not the differences in fees and expenses among the classes. The performance of Smith Barney Connecticut Money Market Portfolio - Class A and Class Y shares generally would have been higher than Class N performance, because the contractual expenses attributable to the Smith Barney - Class A and Class Y shares are lower than the expenses attributable to the Class N shares. After waivers, Class N expenses may be the same as Smith Barney - Class A expenses, in which case the performance of the classes would be similar. Fund performance may also be presented in advertising and sales literature without the inclusion of sales charges.

                       4. DETERMINATION OF NET ASSET VALUE

The net asset value of each share of each class of the Funds is determined on each day on which the New York Stock Exchange is open for trading. This determination is normally made once during each such day as of 3:00 p.m., Eastern time, for Cash Reserves and 12:00 noon, Eastern time, for the other Funds. Net asset value is calculated for each class of a Fund by dividing the value of the Fund's net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying Portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. On days when the financial markets in which the Funds invest close early, each Fund's net asset value is determined as of the close of these markets if such time is earlier than the time at which the net asset value is normally calculated. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of each Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Funds and Portfolios employ specific investment policies and procedures to accomplish this result.

The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding Fund is determined. The net asset value of a Fund's investment in the corresponding Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

The securities held by a Fund or Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Fund or Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Trust's or Portfolio's Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Fund or Portfolio would receive if the instrument were sold.

Pursuant to the rules of the SEC, the Trusts' and the Portfolios' Boards of Trustees have established procedures to stabilize the value of the Funds' and Portfolios' net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a Fund or Portfolio, the applicable Trust's or Portfolio's Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Funds and Portfolios maintain a dollar-weighted average maturity of 90 days or less, do not purchase any instrument with a remaining maturity greater than 397 days or (in the case of all Funds and Portfolios other than U.S. Treasury Reserves and U.S. Treasury Reserves Portfolio which may not invest in repurchase agreements) subject to a repurchase agreement having a duration of greater than 397 days, limit their investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Adviser to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Trusts and Portfolios also have established procedures to ensure that securities purchased by the Funds and Portfolios meet high quality criteria. (See "Investment Objectives, Policies and Restrictions -- Investment Policies.")

Because of the short-term maturities of the portfolio investments of each Fund, the Funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Funds' shareholders annually after the close of each Fund's fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in "Certain Additional Tax Matters." Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each Fund may distribute short-term capital gains more frequently then annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund's net asset value of $1.00 per share.

It is expected that each Fund (and each class of a Fund) will have a positive net income at the time of each determination thereof. If for any reason a Fund's or a class' net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account in that Fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares of that Fund or class by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the shareholder's account which represents the shareholder's share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the Fund.

          5. ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF SHARES

Each Fund offers Class N shares and Citi Connecticut Tax Free Reserves offers two additional classes, Smith Barney Connecticut Money Market Portfolio - Class A and Class Y shares.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees if applicable, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share and dividends per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

When you place purchase orders, please specify what class you are eligible for. If you own shares of more than one class in the Fund, and want to sell shares, you should specify which class of shares you wish to sell.

CLASS N SHARES

     o All Cash Reserves shares held prior to January 4, 1999 have been redesignated Class N shares, and all shares of the other Funds held prior to July 14, 2000 have been redesignated Class N shares.

     o Class N shares may be purchased from the Distributor or from Service Agents.

     o Class N shares are sold at net asset value without an initial sales charge. There are no fees or deferred sales charges when you sell your shares.

     o Class N shares may pay up to 0.10% of the average daily net assets represented by Class N shares to compensate the Funds' Distributor for its distribution activities. Class N shares may pay up to an additional 0.10% of the average daily net assets represented by Class N shares in anticipation of or as reimbursement for certain advertising expenses.

SMITH BARNEY CONNECTICUT MONEY MARKET PORTFOLIO SHARES

     Citi Connecticut Tax Free Reserves offers two classes of Smith Barney Connecticut Money Market Portfolio - Class A and Class Y shares.

     o Class A shares are sold at net asset value without an initial sales charge. Class A shares may pay distribution and service fees of up to 0.10% of the average daily net assets represented by Class A shares.

     o Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000. Class Y shares are not subject to distribution or service fees.

     Investors may purchase shares from a Service Agent. In addition, certain investors purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, Inc. ("PFPC" or "sub-transfer agent") are not subject to a maintenance fee.

     Investors in Class A shares may open an account in the Fund by making an initial investment of at least $1,000 for each account in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for Class A and Class Y. There are no minimum investment requirements for Class A shares for employees of Citigroup, Inc. and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates for Class A and Class Y shares are issued only upon a shareholder's written request to the sub-transfer agent.

     Letter of Intent - Class Y Shares.

     A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.10%) and expenses applicable to the Fund's Class A shares. Please contact a Service Agent or the Transfer Agent for further information.

     Deferred Sales Charge Provisions - Class A shares.

     "Deferred Sales Charge Shares" are Class A shares acquired by exchange from another Smith Barney fund subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

     Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; or (c) with respect to Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

     Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase.

     In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

     Waivers of Deferred Sales Charge.

     The deferred sales charge will be waived on: (a) exchanges (see "Exchanges"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

     Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Exchanges

     Class N Shares

     o Class N shares of the Funds may be exchanged for shares of any other Fund offered in the no-load family of CitiFunds.

     o The exchange privilege for Class N shares may be changed or terminated at any time. You should be aware that you may have to pay taxes on your exchange.


   Smith Barney Connecticut Money Market Portfolio Shares

     o Class A shares of the Fund will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

     o Class Y shareholders of the Fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in certain Smith Barney Mutual Funds may do so without imposition of any charge.

     Additional Information Regarding the Exchange Privilege for Smith Barney Connecticut Money Market Portfolio Shares

     Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, in its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

     The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

ADDITIONAL PURCHASE AND SALE INFORMATION

Class N Shares

Shareholders may redeem Class N shares by sending written instructions in proper form to the Funds' sub-transfer agent or, if you hold your shares through a Service Agent, to your Service Agent. Shareholders may redeem or exchange Class N shares by telephone, if their account applications so permit.

Smith Barney Connecticut Money Market Portfolio Shares

A shareholder may redeem Smith Barney Connecticut Money Market Portfolio - Class A and Class Y shares by contacting his or her Service Agent.

If the Class A or Class Y shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request with respect to Class A or Class Y shares in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

General

During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone or Internet exchange or redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Service Agent will employ reasonable procedures to confirm that instructions communicated by telephone or Internet are genuine. These procedures may include recording of the telephone or Internet instructions and verification of a shareholder's identity by asking for the shareholder's name, address, telephone number, Social Security number, account number, or password identification number. If these or other reasonable procedures are not followed, the Fund or the Service Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholders will bear all risk of loss relating to a redemption or exchange by telephone or Internet.

Subject to compliance with applicable regulations, the Trust and the Portfolios have each reserved the right to pay the redemption price of shares of the Funds or beneficial interests in the Portfolios, either totally or partially, by a distribution in kind of securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

The Trusts and the Portfolios may suspend the right of redemption or postpone the date of payment for shares of a Fund or beneficial interests in a Portfolio more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                      6. DEALER COMMISSIONS AND CONCESSIONS

From time to time, the Funds' Distributor or the Adviser, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Funds. Such concessions provided by the Funds' Distributor or the Adviser may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds, and/or other dealer-sponsored events. From time to time, the Funds' Distributor or Adviser may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

                                  7. MANAGEMENT

Each Fund and Portfolio is supervised by a Board of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of Cash Reserves, U.S. Treasury Reserves and Tax Free Reserves are different from a majority of the disinterested Trustees of their corresponding Portfolios.

The Trustees and officers of the Trusts and the Portfolios, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of a Trust or a Portfolio. Unless otherwise indicated below, the address of each Trustee and officer is 388 Greenwich Street, New York, New York 10013. The address of the Portfolios is 388 Greenwich Street, New York, New York 10013.

TRUSTEES OF CITIFUNDS TRUST III AND TAX FREE RESERVES

C. OSCAR MORONG, JR.; 66 -- Chairman of the Boards of Trustees of the Trusts; Director, MAS Funds (since 1993); Managing Director, Morong Capital Management (since February, 1993); Director, Indonesia Fund (from 1990 to 1999).

WALTER E. ROBB, III; 74 - Director, John Boyle & Co., Inc. (Textiles) (since
1999); President, Benchmark Consulting Group, Inc. (Service Company) (since
1991); Director, Harbor Sweets, Inc. (Candy) (since 1990); Sole Proprietor, Robb Associates (Corporate Financial Advisors) (since 1978); Director, W.A. Wilde Co. (Direct Mail) (since 1989); Director, Alpha Granger Manufacturing, Inc. (Electronics) (since 1983); Co-owner, Anne Bell Robb (Publishing) (since 1979); Trustee of certain registered investment companies in the MFS Family of Funds (Investment Company) (since 1985); former President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors ) (from 1989 to 2000).

E. KIRBY WARREN; 66 -- Professor of Management, Graduate School of Business, Columbia University (from 1987 to 1999).

TRUSTEES OF CITIFUNDS MULTI-STATE TAX FREE TRUST

ELLIOTT J. BERV; 58 -- Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January, 2000); President, Catalyst, Inc. (Strategy Consultants) (since June, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May,
1984).

PHILIP W. COOLIDGE; 49* -- Chief Executive Officer and President, Signature Financial Group, Inc. and CFBDS, Inc.

MARK T. FINN; 58 - Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (Mutual Fund Company) (since March 1999); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since 1996); Chairman and Owner, Vantage Consulting Group, Inc. (Investment Advisory and Consulting Firm) (since 1988); President and Director, Delta Financial, Inc. (Investment Advisory Firm) (since 1983); former President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (from March 1997 to December 2000).

RILEY C. GILLEY; 75 -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (Retired, December, 1987).

DIANA R. HARRINGTON; 61 - Professor, University of Kansas (since January 2001); Professor, Babson College (since 1992); Trustee, The Highland Family of Funds (Investment Company) (March, 1997 to March, 1998).

SUSAN B. KERLEY; 49 -- President, Global Research Associates, Inc. (Investment Research) (since September, 1990); Director, Mainstay Institutional Funds (since December, 1990).

C. OSCAR MORONG, JR.; 66 -- Chairman of the Boards of Trustees of the Trusts; Director, MAS Funds (Investment Company) (since 1993); Managing Director, Morong Capital Management (since February, 1993); Director, Indonesia Fund (from 1990 to 1999).

WALTER E. ROBB, III; 74 - Director, John Boyle & Co., Inc. (Textiles) (since
1999); President, Benchmark Consulting Group, Inc. (Service Company) (since
1991); Director, Harbor Sweets, Inc. (Candy) (since 1990); Sole Proprietor, Robb Associates (Corporate Financial Advisors) (since 1978); Director, W.A. Wilde Co. (Direct Mail) (since 1989); Director, Alpha Granger Manufacturing, Inc. (Electronics) (since 1983); Co-owner, Anne Bell Robb (Publishing) (since 1979); Trustee, MFS Family of Funds (Investment Company) (since 1985); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors ) (from 1989 to 2000).

E. KIRBY WARREN; 66 -- Professor and Professor Emeritus, Graduate School of Business, Columbia University (since 1957).

TRUSTEES OF THE PORTFOLIOS

ELLIOTT J. BERV; 58 -- Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January, 2000); President, Catalyst, Inc. (Strategy Consultants) (since June, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May,
1984).

RILEY C. GILLEY; 75 -- Vice President and General Counsel, Corporate Property Investors (November, 1988 to December, 1991); Partner, Breed, Abbott & Morgan (Attorneys) (Retired, December, 1987).

WALTER E. ROBB, III; 74 - Director, John Boyle & Co., Inc. (Textiles) (since
1999); President, Benchmark Consulting Group, Inc. (Service Company) (since
1991); Director, Harbor Sweets, Inc. (Candy) (since 1990); Sole Proprietor, Robb Associates (Corporate Financial Advisors) (since 1978); Director, W.A. Wilde Co. (Direct Mail) (since 1989); Director, Alpha Granger Manufacturing, Inc. (Electronics) (since 1983); Co-owner, Anne Bell Robb (Publishing) (since 1979); Trustee, MFS Family of Funds (Investment Company) (since 1985); President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors ) (from 1989 to 2000).

OFFICERS OF THE TRUSTS AND PORTFOLIOS

HEATH B. McLENDON*; 67 - Trustee and President of the Trusts and the Portfolios; Chairman, President, and Chief Executive Officer, Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) (since March 1996); Managing Director, Salomon Smith Barney (since August 1993); President, TIA; Chairman or Co-Chairman of the Board of seventy-seven investment companies associated with Citigroup. His address is 7 World Trade Center, New York, New York 10048.

LEWIS E. DAIDONE*; 44 -- Senior Vice President and Treasurer of the Trusts and the Portfolios; Managing Director, Salomon Smith Barney; Chief Financial Officer, Smith Barney Mutual Funds; Director and Senior Vice President of Smith Barney Fund Management and TIA; Treasurer and Senior Vice President or Executive Vice President of eighty-three investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

IRVING DAVID*; 40 -- Controller of the Trusts and the Portfolios; Director, Salomon Smith Barney; former Assistant Treasurer, First Investment Management Company; Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

FRANCES GUGGINO*; 43 -- Assistant Controller of the Trusts and the Portfolios; Vice President, Citibank (since February, 1991); Assistant Controller of seventeen investment companies associated with Citigroup.

PAUL BROOK*; 48 -- Assistant Controller of the Trusts and the Portfolios; Director, Salomon Smith Barney; Managing Director, AMT Investors Capital Services Inc. (1997 to 1998); Partner, Ernst & Young LLP (1990 to 1997); Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

ANTHONY PACE*; 36; Assistant Treasurer of the Trusts and the Portfolios; Vice President, Mutual Fund Administration for Salomon Smith Barney Inc. (since
1986); Assistant Treasurer of twenty investment companies associated with Citigroup.

MARIANNE MOTLEY*; 42 -- Assistant Treasurer of the Trusts and the Portfolios; Director, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1994); Assistant Treasurer of seventy-seven investment companies associated with Citigroup.

ROBERT I. FRENKEL, ESQ.*; 46 -- Secretary of the Trusts and the Portfolios; Managing Director and General Counsel of Global Mutual Funds for Citigroup Asset Management; Secretary of seventeen investment companies associated with Citigroup. Since 1994, when he joined Citibank as a Vice President and Division Counsel, he has been responsible for legal affairs relating to mutual funds and other investment products.

THOMAS C. MANDIA, ESQ.*; 39 -- Assistant Secretary of the Trusts and the Portfolios; Director and Deputy General Counsel for Citigroup Asset Management; Assistant Secretary of seventeen investment companies associated with Citigroup. Since 1992, he has been responsible for legal affairs relating to mutual funds and other investment products.

ROSEMARY D. EMMENS, ESQ.*; 31 -- Assistant Secretary of the Trusts and the Portfolios; Vice President and Associate General Counsel of Citigroup Asset Management; Assistant Secretary of seventeen investment companies associated with Citigroup. Since 1998, she has been responsible for legal affairs relating to mutual funds and other investment products. Before joining Citibank, Ms. Emmens was Counsel at the Dreyfus Corporation (from 1995 to 1998).

HARRIS GOLDBLAT, ESQ.*; 31 -- Assistant Secretary of the Trusts and the Portfolios; Associate General Counsel at Citigroup Asset Management; Assistant Secretary of seventeen investment companies associated with Citigroup. Since April 2000, he has been responsible for legal affairs relating to mutual funds and other investment products. From June 1997 to March 2000, he was an associate at the law firm of Stroock & Stroock & Lavan LLP, New York City, and from September 1996 to May 1997, he was an associate at the law firm of Sills Cummis Radin Tischman Epstein & Gross, Newark, NJ. From August 1995 to September 1996, Mr. Goldblat served as a law clerk to the Honorable James M. Havey, P.J.A.D., in New Jersey.

The Trustees and officers of the Trust and Portfolio also hold comparable positions with certain other funds for which Salomon Smith Barney or its affiliates serve as the distributor or administrator.

The Trustees of the Trust received the following remuneration from the sources indicated for the periods set forth below:

TRUSTEES COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                 AGGREGATE                                   AGGREGATE             AGGREGATE
                             AGGREGATE           COMPENSATION FROM     AGGREGATE             COMPENSATION FROM     COMPENSATION FROM
                             COMPENSATION FROM   U.S. TREASURY         COMPENSATION FROM     CALIFORNIA TAX FREE   CONNECTICUT TAX
TRUSTEE                      CASH RESERVES (1)   RESERVES (1)          TAX FREE RESERVES(1)  RESERVES (1)          FREE RESERVES (1)
-----------------------------------------------------------------------------------------------------------------------------------
Elliott J. Berv              N/A                 N/A                   N/A                   $1,299                $993
-----------------------------------------------------------------------------------------------------------------------------------
Mark T. Finn                 N/A                 N/A                   N/A                   $3,906                $2,334
-----------------------------------------------------------------------------------------------------------------------------------
Riley C. Gilley              N/A                 N/A                   N/A                   $967                  $821
-----------------------------------------------------------------------------------------------------------------------------------
Diana R. Harrington          N/A                 N/A                   N/A                   $1,718                $1,208
-----------------------------------------------------------------------------------------------------------------------------------
Susan B. Kerley              N/A                 N/A                   N/A                   $1,677                $1,188
-----------------------------------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr.         $16,879             $2,955                $5,055                $2,617                $1,670
-----------------------------------------------------------------------------------------------------------------------------------
Walter E. Robb, III          $4,385              $1,417                $2,651                $1,083                $881
-----------------------------------------------------------------------------------------------------------------------------------
E. Kirby Warren              $9,401              $2,023                $3,621                $1,139                $1,200
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                             AGGREGATE           PENSION OR            ESTIMATED ANNUAL      TOTAL COMPENSATION
                             COMPENSATION FROM   RETIREMENT BENEFITS   BENEFITS UPON         FROM TRUSTS AND
                             NEW YORK TAX FREE   ACCRUED AS PART OF    RETIREMENT            FUND COMPLEX PAID
TRUSTEE                      RESERVES (1)        FUND EXPENSES                               TO TRUSTEES (1)(2)
---------------------------------------------------------------------------------------------------------------
Elliott J. Berv              $4,223              None                  None                  $68,000
---------------------------------------------------------------------------------------------------------------
Mark T. Finn                 $14,296             None                  None                  $73,000
---------------------------------------------------------------------------------------------------------------
Riley C. Gilley              $2,939              None                  None                  $70,500
---------------------------------------------------------------------------------------------------------------
Diana R. Harrington          $5,843              None                  None                  $67,500
---------------------------------------------------------------------------------------------------------------
Susan B. Kerley              $5,680              None                  None                  $66,000
---------------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr.         $9,322              None                  None                  $93,500
---------------------------------------------------------------------------------------------------------------
Walter E. Robb, III          $3,386              None                  None                  $63,000
---------------------------------------------------------------------------------------------------------------
E. Kirby Warren              $5,786              None                  None                  $68,250
---------------------------------------------------------------------------------------------------------------

(1)   Information is for the fiscal year ended August 31, 2000.
(2)   Messrs.  Berv, Finn, Gilley,  Morong, and Warren and Mses.  Harrington and Kerley are trustees of 26, 25, 32,
      30, 30, 27 and 27 funds,  respectively,  in the family of open-end registered investment companies advised or managed by Citi Fund Management Inc. or its affiliates.

As of May 11, 2001, all Trustees and officers as a group owned less than 1% of each Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A. or an affiliate, as a Service Agent of the Funds, for the accounts of their respective clients.

The Declaration of Trust of each of the Trusts and the Portfolios provides that such Trust or Portfolio, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with such Trust or Portfolio, as the case may be, unless, as to liability to such Trust or Portfolio or its respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of such Trust or Portfolio, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of such Trust or Portfolio, or in a written opinion of independent counsel, that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGER

Citi Fund Management, Inc. manages the assets of each Portfolio and CitiFunds Multi-State Tax Free Trust pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees of the Portfolios or Trust, as applicable, may determine, the Adviser manages the securities of each Portfolio and California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves and makes investment decisions for each Portfolio and such Funds. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Portfolio's and California Tax Free Reserves', Connecticut Tax Free Reserves' and New York Tax Free Reserves' investments and effecting securities transactions for each Portfolio and such Funds. Each of the Advisory Agreements will continue in effect as long as such continuance is specifically approved at least annually by the Board of Trustees of the applicable Portfolio or Trust or by a vote of a majority of the outstanding voting securities of the applicable Portfolio or Fund, and, in either case, by a majority of the Trustees of the applicable Portfolio or Trust who are not parties to such Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

Each Advisory Agreement provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the applicable Portfolio or Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Portfolio or Fund or by a vote of a majority of the Board of Trustees of the applicable Portfolio or Trust, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio or Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

For its services under the Advisory Agreements, Citi Fund Management receives investment advisory fees, which are accrued daily and paid monthly, of 0.15% of Cash Reserves Portfolio's and U.S. Treasury Reserves Portfolio's average daily net assets and 0.20% of Tax Free Reserves Portfolio's, California Tax Free Reserves', Connecticut Tax Free Reserves' and New York Tax Free Reserves' average daily net assets, in each case on an annualized basis for the Fund's or Portfolio's then-current fiscal year. Citi Fund Management has voluntarily agreed to waive a portion of its investment advisory fee.

CASH RESERVES PORTFOLIO: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to Citi Fund Management's predecessor, Citibank, under the Advisory Agreement, after waivers, were $6,739,206, $9,422,276 and $11,359,641, respectively.

U.S. TREASURY RESERVES PORTFOLIO: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to Citi Fund Management's predecessor, Citibank, under the Advisory Agreement, after waivers, were $578,350, $614,718 and $858,454, respectively.

TAX FREE RESERVES PORTFOLIO: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to Citi Fund Management's predecessor, Citibank, under the Advisory Agreement, after waivers, were $659,288, $824,462 and $746,484, respectively.

CALIFORNIA TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to Citi Fund Management's predecessor, Citibank, under the Advisory Agreement, after waivers, were $292,561, $383,383 and $405,958, respectively.

CONNECTICUT TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to Citi Fund Management's predecessor, Citibank, under the Advisory Agreement, after waivers, were $173,117, $186,539 and $188,830, respectively.

NEW YORK TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to Citi Fund Management's predecessor, Citibank, under the Advisory Agreement, after waivers, were $1,316,731, $1,436,852 and $1,664,831, respectively.

Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

ADMINISTRATORS

Pursuant to Administrative Services Agreements (the "Administrative Services Agreements"), Smith Barney Fund Management, formerly known as SSB Citi Fund Management LLC, provides the Trusts and the Portfolios with general office facilities and supervises the overall administration of the Trusts and the Portfolios including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trusts and the Portfolios; the preparation and filing of all documents required for compliance by the Trusts and the Portfolios with applicable laws and regulations; and arranging for the maintenance of books and records of the Trusts and the Portfolios. Smith Barney Fund Management provides persons satisfactory to the Board of Trustees of the Trusts and the Portfolios to serve as Trustees and officers of the Trusts and the Portfolios. Such Trustees and officers may be directors, officers or employees of Smith Barney Fund Management or its affiliates.

For these services, Smith Barney Fund Management receives fees accrued daily and paid monthly of 0.35% of the average daily net assets of Cash Reserves and U.S. Treasury Reserves, 0.25% of the average daily net assets of each Tax Free Fund and 0.05% of the assets of each Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, Smith Barney Fund Management may voluntarily agree to waive a portion of the fees payable to it.

CASH RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to CFBDS, Inc. the former administrator, from the Fund under a prior Administrative Services Agreement, after waivers, were $5,538,777, $7,935,090 and $8,953,280, respectively. For the fiscal years ended August 31, 1998, 1999 and 2000, the fees payable to Signature Financial Group (Cayman) Ltd., the former administrator of Cash Reserves Portfolio, under a prior Administrative Services Agreement were voluntarily waived.

U.S. TREASURY RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to CFBDS, Inc., the former administrator, from the Fund under a prior Administrative Services Agreement with the Trust, after waivers, were $846,110, $842,720 and $811,826, respectively. For the fiscal years ended August 31, 1998, 1999 and 2000, the fees payable to CFBDS, Inc., the former administrator, under a prior Administrative Services Agreement with the Portfolio were voluntarily waived.

TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to CFBDS, Inc., the former administrator, from the Fund under a prior Administrative Services Agreement with the Trust, after waivers, were $784,522, $873,949 and $826,985, respectively. For the fiscal years ended August 31, 1998, 1999 and 2000, the fees payable to CFBDS, Inc., the former administrator, under a prior Administrative Services Agreement with the Portfolio were voluntarily waived.

CALIFORNIA TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to CFBDS, Inc., the former administrator, from the Fund under a prior Administrative Services Agreement with the Trust, after waivers, were $422,331, $537,738 and $569,821, respectively.

CONNECTICUT TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to CFBDS, Inc., the former administrator, from the Fund under a prior Administrative Services Agreement with the Trust, after waivers, were $253,409, $268,250 and $280,048, respectively.

NEW YORK TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid to CFBDS, Inc., the former administrator, from the Fund under a prior Administrative Services Agreement with the Trust, after waivers, were $1,872,505, $2,187,095 and $2,190,230, respectively.

The Funds use the name "Citi" by agreement with a Citigroup Inc. affiliate. If a Citigroup affiliate ceases to serve as the Adviser of the Funds, the Funds will change their respective names so as to delete the word "Citi".

The Administrative Services Agreements with the Trusts and the Portfolios provide that Smith Barney Fund Management may render administrative services to others. The Administrative Services Agreements with the Trusts and the Portfolios continue in effect as to a Fund or Portfolio, as applicable, if such continuance is specifically approved at least annually by the respective Trust's or Portfolio's Board of Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or Portfolio and, in either case, by a majority of the Trustees of the Trust or Portfolio who are not interested parties of the Trust, Portfolio or Smith Barney Fund Management. The Administrative Services Agreements with the Trusts and the Portfolios terminate automatically if they are assigned and may be terminated as to a Fund or Portfolio by the applicable Trust or Portfolio without penalty by vote of a majority of the outstanding voting securities of the Fund or Portfolio, as applicable, or by either party thereto on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreements with the Trusts and the Portfolios also provide that neither Smith Barney Fund Management nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trusts or the Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreements.

DISTRIBUTOR

Each of the Trusts has adopted Distribution Plans ("Distribution Plans") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood such Distribution Plans will benefit the applicable Funds and their shareholders.

Each Distribution Plan with respect to Class N shares of the Funds provides that the applicable Trust shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.10% of the average daily net assets of each Fund (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of each Fund). The Distribution Plans with respect to Class N shares also permit each Fund to pay the Distributor an additional fee (not to exceed 0.10% per annum of the average daily net assets) in anticipation of, or as reimbursement for, print or electronic media advertising expenses incurred in connection with the sale of Fund shares. No payments under a Distribution Plan are made to shareholder servicing agents, although shareholder servicing agents receive payments under the Administrative Services Plans referred to below.


The Distribution Plans for the Smith Barney Connecticut Money Market Portfolio - Class A shares of the Fund allow a Fund to pay the Distributor, a broker-dealer or financial institution that has entered into a service agreement with the Distributor concerning the funds, or others, distribution and service fees at an annual rate not to exceed 0.10% of the average daily net assets represented by Smith Barney - Class A shares. Smith Barney Connecticut Money Market Portfolio - Class Y shares have not adopted a Distribution Plan.

Each Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). Each Distribution Plan requires that the applicable Trust and the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. Each Distribution Plan may be terminated with respect to any Fund at any time by a vote of a majority of the applicable Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the applicable class. A Distribution Plan may not be amended to increase materially the amount of a class' permitted expenses thereunder without the approval of a majority of the outstanding voting securities of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.

Salomon Smith Barney, 388 Greenwich Street, New York, New York 10013, serves as the Distributor of each Fund's shares pursuant to separate Distribution Agreements with the applicable Trust with respect to each class of shares of each Fund (the "Distribution Agreements").

Each Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the applicable Trust or by vote of holders of a majority of the relevant class of the Fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the applicable Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the relevant class of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board members of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

During the period they are in effect, each Distribution Plan and Distribution Agreement obligates the applicable Funds to pay distribution fees to the Distributor as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if the Distributor's expenses exceed its distribution fees for any Fund, the Fund will not be obligated to pay more than those fees and, if the Distributor's expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay distribution fees to the Distributor until either its applicable Distribution Plan or Distribution Agreement is terminated or not renewed. In that event, the Distributor's expenses in excess of distribution fees received or accrued through the termination date will be the Distributor's sole responsibility and not obligations of the Fund.

Fees paid under the Distribution Plans with respect to Smith Barney Class A shares may be used to make payments to the Distributor for distribution services, to a broker-dealer or financial institution that has entered into a service agreement with the Distributor concerning the Fund, or others in respect of the sale of Smith Barney Class A shares, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Fees also may be used to make payments to the Distributor, a broker-dealer or financial institution that has entered into a service agreement with the Distributor concerning the Fund, or others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the Distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Smith Barney Class A shares and/or shareholder services provided.

CASH RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $1,262,825, $496,472 and $0, respectively, none of which was applicable to print or electronic media advertising.

U.S. TREASURY RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $184,159, $176,612 and $167,944, respectively, none of which was applicable to print or electronic media advertising.

TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $273,142, $308,091 and $288,140, respectively, none of which was applicable to print or electronic media advertising.

CALIFORNIA TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $38,266, $74,694 and $80,084, respectively, none of which was applicable to print or electronic media advertising.

CONNECTICUT TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $15,904, $22,263 and $20,344, respectively, none of which was applicable to print or electronic media advertising.

NEW YORK TAX FREE RESERVES: For the fiscal years ended August 31, 1998, 1999 and 2000, the fees paid from the Fund to CFBDS, Inc., the former distributor, under a prior Distribution Agreement for Class N shares, after waivers, were $536,134, $620,394 and $652,984, respectively, none of which was applicable to print or electronic media advertising.

CODE OF ETHICS

The Trusts, the Portfolios, the Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by a Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions.

SERVICE AGENTS, TRANSFER AGENT AND CUSTODIAN

The Trusts have each adopted an Administrative Services Plan ("Administrative Plan") relating to the Class N shares of the Funds which provides that the applicable Trust may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant and one or more shareholder servicing agents ("Service Agents"), and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plans, the total of the fees paid to each Administrator and Service Agent and the distribution fee paid to the Distributor (other than any fee concerning electronic or other media advertising) may not exceed 0.70% of the average daily net assets attributable to Class N shares of Cash Reserves and U.S. Treasury Reserves or 0.60% of the average daily net assets attributable to Class N shares of a Tax Free Fund, in each case on an annualized basis for the Fund's then-current fiscal year. Within this overall limitation, individual fees may vary. Each Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Administrative Plan requires that at least quarterly the applicable Trust provide to its Board of Trustees and the Board of Trustees review a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. Each Administrative Plan may be terminated with respect to a class at any time by a vote of a majority of the applicable Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the class, as the case may be. An Administrative Plan may not be amended to increase materially the amount of a class' permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the class and may not be materially amended in any case without a vote of the majority of both the applicable Trust's Trustees and Qualified Trustees.

Each Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Service Agent pursuant to which that Service Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For services provided under each Servicing Agreement, each Service Agent receives fees from Class N shares of the Funds at an annual rate of 0.25% of the average daily net assets of the Fund attributable to that class represented by shares owned by investors for whom such Service Agent maintains a servicing relationship. Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Service Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees. For the fiscal years ended August 31, 1998, 1999 and 2000, aggregate fees paid to Service Agents under the Servicing Agreements, after waivers, were as follows:
Cash Reserves Class N $5,026,036, $6,231,978 and $6,553,008, respectively; U.S. Treasury Reserves Class N $797,572, $816,578 and $795,597, respectively; Tax Free Reserves Class N $1,194,360, $1,291,979 and $1,254,912, respectively; California Tax Free Reserves Class N $619,577, $769,975 and $815,516, respectively; Connecticut Tax Free Reserves Class N $377,316, $410,689 and $440,198, respectively; and New York Tax Free Reserves Class N $2,634,965, $2,937,943 and $3,153,198, respectively.

Each Trust and Portfolio has entered into a Transfer Agency and Service Agreement with Citi Fiduciary Trust Company ("Citi Fiduciary") pursuant to which Citi Fiduciary acts as transfer agent for each Fund. Under the Transfer Agency and Service Agreement, Citi Fiduciary maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes dividends and distributions payable by the Funds. For these services, Citi Fiduciary receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a Fund or Portfolio during the month and is reimbursed for out-of-pocket expenses. The principal business address of Citi Fiduciary is 125 Broad Street, New York, New York 10004.

PFPC Global Fund Services, located at Exchange Place, Boston, Massachusetts 02109, serves as the sub-transfer agent with respect to the Smith Barney Connecticut Money Market Portfolio - Class A and Class Y shares of the Funds. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Smith Barney Class A and Class Y shares, handles certain communications between shareholders and the Fund, and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.

Each Trust and Portfolio also has entered into a Custodian Agreement, a Fund Accounting Agreement, and a Sub-Transfer Agency Agreement with State Street Bank and Trust Company, or its affiliate State Street Canada, Inc. ("State Street"), pursuant to which custodial and fund accounting services are provided for each Fund and Portfolio and sub-transfer agency services are provided for the Class N shares of each Fund and the Portfolios. Among other things, State Street calculates the daily net asset value for the Funds and the Portfolios. Securities held for a Fund or Portfolio may be held by a sub-custodian bank approved by the applicable Trust's or Portfolio's Trustees. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

The Portfolios also have adopted Administrative Services Plans (the "Portfolio Administrative Plans") which provide that the Portfolios may obtain the services of an administrator, a transfer agent, a custodian and a fund accountant, and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plans, the administrative services fee payable to Smith Barney Fund Management may not exceed 0.05% of a Portfolio's average daily net assets on an annualized basis for its then-current fiscal year. Each Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable Portfolio's Trustees and a majority of the Portfolio's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Portfolio Administrative Plan requires that the applicable Portfolio provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. Each Portfolio Administrative Plan may be terminated at any time by a vote of a majority of the Portfolio's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the applicable Portfolio. Neither Portfolio Administrative Plan may be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the applicable Portfolio and may not be materially amended in any case without a vote of the majority of both the Portfolio's Trustees and the Portfolio's Qualified Trustees.

                            8. PORTFOLIO TRANSACTIONS

The Portfolios' and CitiFunds Multi-State Tax Free Trust's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolios and CitiFunds Multi-State Tax Free Trust do not anticipate paying brokerage commissions. Any transaction for which a Portfolio or a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable Portfolio or Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for each Portfolio and for CitiFunds Multi-State Tax Free Trust will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, a Portfolio or Fund and other investment companies, series or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or Fund or the size of the position obtainable for the Portfolio or Fund. In addition, when purchases or sales of the same security for a Portfolio or Fund and for other investment companies or series managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

Portfolio transactions may be executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker, subject to applicable law. No commissions on portfolio transactions were paid by any Portfolio or by CitiFunds Multi-State Tax Free Trust during the fiscal year ended August 31, 2000 to the Adviser or any affiliate of the Adviser.

             9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Each Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. Currently, the Funds are the only series of shares of each of the Trusts. Each share of each class represents an equal proportionate interest in a Fund with each other share of that class. Upon liquidation or dissolution of a Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular series or class, only shares of that particular series or class are entitled to vote.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of a Trust may elect all of the Trustees of that Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trusts are not required and have no current intention to hold annual meetings of shareholders, but the Trusts will hold special meetings of a Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to a Trust's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares.

Each Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which it is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

Each Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares would be sufficient. A Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, each Trust will continue indefinitely.

Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the applicable Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. Each Declaration of Trust also provides that the applicable Trust shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the applicable Trust itself was unable to meet its obligations.

Each Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the corresponding Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the applicable Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of any Portfolio would ever exceed its assets.

Each investor in a Portfolio, including the corresponding Fund, may add to or reduce its investment in the Portfolio on each business day. At 3:00 p.m., Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, on each such business day, the value of each investor's interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 3:00 p.m. Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 3:00 p.m., Eastern time, for Cash Reserves Portfolio, and 12:00 noon, Eastern time, for U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, on the following business day of the Portfolio.

                       10. CERTAIN ADDITIONAL TAX MATTERS

Each of the Funds has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of a Tax Free Fund's overall income and its tax-exempt income) and the composition of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Each of the Portfolios believes that it will not be required to pay any federal income or excise taxes.

Investment income received by Cash Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Cash Reserves does not expect to be able to pass through to shareholders any foreign tax credits or deductions with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Cash Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Cash Reserves' effective rate of foreign tax in advance since that rate depends upon the proportion of the Cash Reserves Portfolio's assets ultimately invested within various countries.

The portion of a Tax Free Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless the Tax Free Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from a Tax Free Fund on their federal income tax returns.

Because each Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends received deduction for corporations.

With respect to California Tax Free Reserves, under existing California law, if, at the close of each quarter of its taxable year, the Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consist of California Exempt-Interest Securities, then "California exempt-interest dividends" attributable to such securities will be exempt from California personal income tax. A "California exempt-interest dividend" is any dividend distributed by California Tax Free Reserves to the extent that it is derived from the interest received by the Fund from California Exempt-Interest Securities (less related expenses) and designated as such by written notice to shareholders. Distributions other than "California exempt-interest dividends" by California Tax Free Reserves to California residents will be subject to California personal income tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of Fund shares will not be deductible for California personal income tax purposes if the Fund distributes dividends that are exempt from California taxation. The foregoing is only a brief summary of some of the important tax considerations generally affecting the taxation of dividends received by shareholders that are subject to California personal income tax. Potential investors, including, in particular, investors who may be subject to other taxes, such as California corporate franchise tax, California corporate income tax or taxes of other jurisdictions, should consult with their own tax advisers.

              11. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP are the independent and chartered accountants for Cash Reserves and Cash Reserves Portfolio, respectively, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. KPMG LLP are the independent accountants for U.S. Treasury Reserves, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and each of the Tax Free Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

The audited financial statements of Cash Reserves (Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report) and of Cash Reserves Portfolio (Portfolio of Investments at August 31, 2000, Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of Cash Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the reports of PricewaterhouseCoopers LLP, as experts in accounting and auditing.

The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report) and of U.S. Treasury Reserves Portfolio (Portfolio of Investments at August 31, 2000, Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Fund's prior independent accountants, as experts in accounting and auditing.

The audited financial statements of Tax Free Reserves (Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report) and of Tax Free Reserves Portfolio (Portfolio of Investments at August 31, 2000, Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Fund's prior independent accountants, as experts in accounting and auditing.

The audited financial statements of California Tax Free Reserves (Portfolio of Investments at August 31, 2000, Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders of California Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Fund's prior independent accountants, as experts in accounting and auditing.

The audited financial statements of Connecticut Tax Free Reserves (Portfolio of Investments at August 31, 2000, Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders of Connecticut Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Fund's prior independent accountants, as experts in accounting and auditing.

The unaudited financial statements of Connecticut Tax Free Reserves (Portfolio of Investments at February 28, 2001, Statement of Assets and Liabilities at February 28, 2001, Statement of Operations for the six months ended February 28, 2001, Statement of Changes in Net Assets and Financial Highlights for the periods presented in the 2001 Semi-Annual Report to Shareholders, Notes to Financial Statements and Independent Auditors' Report), which are included in the Semi-Annual Report to Shareholders of Connecticut Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Fund's prior independent accountants, as experts in accounting and auditing.

The audited financial statements of New York Tax Free Reserves (Portfolio of Investments at August 31, 2000, Statement of Assets and Liabilities at August 31, 2000, Statement of Operations for the year ended August 31, 2000, Statement of Changes in Net Assets for the years ended August 31, 2000 and 1999, Financial Highlights for each of the years in the five-year period ended August 31, 2000, Notes to Financial Statements and Independent Auditors' Report), which are included in the Annual Report to Shareholders of New York Tax Free Reserves, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, the Fund's prior independent accountants, as experts in accounting and auditing.

A copy of each of the Annual Reports accompanies this Statement of Additional Information.

                                                                      APPENDIX A
                        RATINGS OF MUNICIPAL OBLIGATIONS*

The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch IBCA, Duff & Phelps represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S THREE HIGHEST LONG-TERM DEBT
RATINGS:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Note: Moody's applies numerical modifiers 1, 2, and 3 in the generic rating classifications Aa and A. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST SHORT-TERM DEBT
RATINGS:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

-------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST LONG-TERM DEBT
RATINGS:

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

Plus (+) or Minus (-): The AA and A ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

            -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

            -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

            Note rating symbols and definitions are as follows:

            SP-1 -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

            SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S TWO HIGHEST COMMERCIAL PAPER
RATINGS:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S RATINGS OF TAX-EXEMPT DEMAND
BONDS:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, Standard & Poor's rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

DESCRIPTION OF FITCH IBCA, DUFF & PHELPS' TWO HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS:

When assigning ratings, Fitch IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/ F1+". The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

Plus (+) or Minus (-): "+" or "-" may be appended to a rating of "AA" to denote relative status within the rating category.

DESCRIPTION OF FITCH IBCA DUFF & PHELPS' TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS:

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 -- Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 -- Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                                                      APPENDIX B

                        ADDITIONAL INFORMATION CONCERNING
                        CALIFORNIA MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in California Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Citi California Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

                               RECENT DEVELOPMENTS

         In the 2001-02 Governor's Budget, released on January 10, 2001, the Department of Finance projected that the California economy will continue to grow, but at a more moderate pace in 2001, followed by more robust gains in 2002. The projection assumes a relatively flat stock market and a 10% reduction in stock option income in 2001-02. The economic expansion has been marked by strong growth in high technology manufacturing and business services (including software, computer programming and the Internet), nonresidential construction, entertainment and tourism-related industries. Growth in 2000 was greater than earlier years in the economic expansion, with 3.6 percent year-over-year increase in non-farm payroll employment. Unemployment, less than 5 percent as of February 27, 2001, is at the lowest rate in over 30 years. Taxable sales in 2000 were estimated at more than 11 percent above 1999 levels. Continued economic improvement in Asia (Japan excluded), ongoing strength in NAFTA partners Mexico and Canada, and solid growth in Europe are expected to further increase California-made exports in 2001 and 2002. Nonresidential construction has been strong for the past four years. New residential construction has increased since lows of the early 1990s recession, but remains lower than during the previous economic expansion in the 1980s.

         The State appears to have avoided the sharp slowdown in economic growth that affected much of the rest of the nation in the latter months of 2000. Nonetheless, the State eventually could be affected by the nationwide slowdown. The energy situation poses an additional risk to the State's economy. During the past year, much of California has experienced difficulties with the prices and supplies of natural gas and electricity. Shortages of electricity resulted in rolling blackouts in much of the State beginning in January 2001. On January 17, 2001, the Governor proclaimed a state of emergency as the available electricity was insufficient to prevent widespread and prolonged disruption of electric service in the State. The Governor has employed a variety of measures intended to alleviate or prevent the emergency. He has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of the State's public utilities. The State Legislature also is considering a number of bills dealing with energy matters.

         The State hopes that the measures it has started to implement, coupled with conservation, load management and improved energy efficiency, will avoid future disruptions of the supply of electricity or natural gas to the public, decrease wholesale energy prices, and promote the financial recovery of the State's investor-owned utilities. The situation, however, continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in energy supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

                      RECENT DEVELOPMENTS REGARDING ENERGY

DEPARTMENT OF WATER RESOURCES POWER SUPPLY PROGRAM

         Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency. The Governor's proclamation under the Emergency Services Act was followed by the enactment of legislation authorizing the DWR power supply program described below and related orders of the California Public Utilities Commission ("CPUC").

         The DWR began selling electricity to 10 million retail electric customers in California in January 2001. The DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. The DWR's power supply program is designed to cover the shortfall between the amount of electricity required by retail electric customers of the Utilities and the amount of electricity produced by the Utilities and purchased by the Utilities from others under existing contracts. Electricity purchased by the DWR is delivered to retail customers through the transmission and distribution systems of the Utilities, and payments from retail customers are collected for the DWR by the Utilities, segregated and held in trust for the DWR and remitted to the DWR. The DWR believes that its rates (described below) and servicing agreements which the DWR expects to enter into with the Utilities are being structured so that the Utilities will not have any claim, including in bankruptcy proceedings, to the revenue from retail customers.

         The DWR's power supply program has been financed by unsecured loans from the General Fund (and certain other funds) of the State, plus retail customer payments received by DWR. As of May 21, 2001, the DWR had, since the start of the program on January 17, 2001, incurred power purchase obligations aggregating $6.9 billion, of which $6.2 billion was to be funded through General Fund advances and $0.7 billion was to be paid from retail customer payments received by the DWR. As of May 21, 2001, $4.8 billion of the General Fund advances had actually been disbursed. Additional loans from the General Fund are planned, but the amounts to be loaned have not been determined because the cash needs of the DWR power supply program depend, among other things, on future power purchase costs and the timing and amount of revenues from retail electric sales. Retail customer payments for electricity furnished by the DWR aggregate substantially less than the DWR's cost of purchasing that electricity (although recent rate increases, described below, will increase the DWR's receipts). As of May 21, 2001, the DWR had received retail customer payments totaling $684 million. This shortfall will continue until prices paid for purchases of electricity fall to the point where revenues from rates charged to customers for electricity cover this expense (and related financing costs).

         The DWR plans to sell revenue bonds beginning in August, 2001, to repay the then outstanding loans from the State (with accrued interest) and to provide working capital for the DWR power supply program. The bonds are to be issued under Division 27 (commencing with Section 80000) of the California Water Code, as amended effective August 14, 2001 (the "Power Act"), and a trust indenture that will provide that the revenue bonds are payable solely from payments from retail customers for electricity (and other funds held under the indenture). The revenue bonds will not be a liability of or backed by the State General Fund, and neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The State may make additional loans or other advances from the State General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds. Alternative sources of additional funding for the power supply program (if needed) would be rate increases and additional revenue bonds or other obligations. The principal amount of revenue bonds that can be issued by the DWR under the Power Act may not exceed $13.4 billion.

         The Administration projects that the State has sufficient available resources to continue to make loans to support the DWR power supply program at least through the summer of 2001. At April 30, 2001, the General Fund had a cash balance of $5.356 billion and the ability to borrow approximately $9.555 billion more from internal State sources. Delays in issuing the DWR revenue bonds would in turn delay the DWR's planned loan repayments to the General Fund and may require additional loans from the General Fund. If State loans to the DWR affect available resources to pay for normal State operations, the State could issue short-term obligations to maintain adequate cash reserves. The State has issued short-term obligations in the past to meet its cash flow needs.

RETAIL ELECTRIC RATES

         Under the California Public Utilities Code, the retail rates of the Utilities are established by the CPUC. Rates for the electricity supplied by the DWR and the Utilities have been increased substantially in 2001. On March 27, 2001, the CPUC approved substantial electricity rate increases for end use customers in the service areas of the two largest Utilities. On May 15, 2001, the CPUC adopted orders setting a rate design to allocate the rate increase, with various rates applicable to different classes of customers and differing levels of usage. Under the Power Act, the DWR is to establish, revise and notify the CPUC of its revenue requirement at least annually, and more frequently as required, and the CPUC is to establish the retail rates to be charged to retail electric customers for power being sold by the DWR. The DWR notified the CPUC of its first revenue requirement on May 2, 2001, and CPUC action is expected soon to establish rates applicable solely to DWR electricity being delivered to retail customers.

         Following regulatory changes in the late 1990's, the Utilities were required by State law and CPUC orders to purchase the electricity needed in excess of their own generation and contractual resources at fluctuating short-term and spot wholesale prices, while the retail electric rates that they were permitted to charge their residential and small business customers were capped at specified levels. Beginning in mid-2000, power purchase costs exceeded retail charges, and the Utilities have reported substantial resulting losses. One result has been that the creditworthiness of the Utilities has deteriorated, adversely affecting their ability to purchase electricity. The two largest Utilities in the State, Pacific Gas and Electric Company ("PG&E") and Southern California Edison Company ("SCE"), reported publicly that they have, since January 2001, defaulted on some of their obligations.

         On April 6, 2001, PG&E filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings (the "PG&E Bankruptcy") are pending in U.S. Bankruptcy Court in San Francisco, California. During the PG&E Bankruptcy, PG&E's operations will continue under current management, while the Bankruptcy Court decides on the allocation of PG&E's available cash flow and assets among its various creditors. PG&E or other parties to the PG&E Bankruptcy may seek to have the Bankruptcy Court take actions which affect prices charged to retail customers for electricity or affect existing contracts for purchase or sale of electricity.

        SCE has not sought protection of or been forced into bankruptcy, although this may change in the future. SCE has entered into a Memorandum of Understanding with the Governor (described further below) designed to strengthen its financial condition.

         All three Utilities have applications pending before the CPUC seeking authorization to increase rates further to recover past losses and increase future revenues. The amount and timing of further rate increases for electricity supplied by DWR and the Utilities may be affected by a number of factors, including rehearings and appeals of the applicable CPUC orders and the PG&E Bankruptcy.

EXECUTIVE AND LEGISLATIVE INITIATIVES

         The Governor has stated that the State is focusing its efforts in four main areas: (1) increasing the energy supply through expedited plant construction and other sources of power generation; (2) decreasing energy demand and increasing efficiency; (3) expanding the use of long-term energy contracts rather than relying upon the spot market; and (4) maintaining the financial viability of California's public utilities. A number of power plant construction projects are underway in California and other Western states. As these new facilities become operational, the increased supply of power is expected reduce the risk of rotating blackouts and lower the cost of power in the wholesale market. In addition, the Governor has issued a series of Executive Orders to streamline the review process for new peaking power facilities; reduce administrative hurdles to accelerate power plant construction; promote development of renewable energy systems; increase the hours of operation of existing facilities; and provide for rebates and rate reductions to reward conservation efforts.

         The Governor has conducted negotiations with the Utilities concerning the above-mentioned efforts to maintain the financial viability of the Utilities. A memorandum of understanding ("MOU") has been reached with SCE (but not the other Utilities) as to such matters as financing undercollections of power purchase costs, the purchase of high-voltage transmission lines, and future power purchases and sales. The MOU with SCE is subject to the enactment of authorizing legislation and CPUC and Federal Energy Regulatory Commission approval, among other conditions. There can be no assurance that the MOU will be implemented as signed, or in any modified form.

         Legislation was enacted in April, 2001, authorizing $850 million in State expenditures for energy conservation efforts, including funds to weatherize homes of low-income residents, funds for rebates on energy-efficient appliances, incentives for businesses that cut consumption, and public information campaigns. Legislation was enacted in May, 2001, to create the California Consumer Power and Conservation Financing Authority, a new State agency that will be authorized to build, purchase and obtain by eminent domain electricity generation and transmission facilities and natural gas transmission facilities, to encourage energy conservation programs, and to issue revenue bonds to finance such programs. The State Legislature is considering various other bills dealing with energy matters.

NATURAL GAS SUPPLIES

         California imports about 85 percent of its natural gas. Limited gas transmission pipeline capacity into California and a major pipeline break in New Mexico during the summer of 2000, coupled with increases in wholesale prices for natural gas in the United States, have resulted in substantial price increases that are being passed on to business and residential consumers. Pipeline expansion is planned but will not be complete for several years. Nationwide, relatively high prices for natural gas are likely to persist for several years. Shortages and pricing of natural gas supplies could adversely affect the economy, and particularly generation of electricity, much of which is fueled by natural gas.

LITIGATION

         A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the Utilities and the California Independent System Operator; continuing contractual obligations of certain small power generators; and antitrust and fraud claims against various parties. Adverse rulings in certain of these matters may affect power costs borne by the DWR Power Supply Program described above.

PROSPECTS

         With the peak electricity demand coming in the summer, additional rotating blackouts are expected in coming months of 2001. The extent of such disruptions cannot be predicted, and estimates from various sources vary widely. The State Department of Finance believes that the potential economic impacts of the electricity situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 50th among the 50 states in energy expenditures as a percent of gross product, according to US Department of Energy data for 1999. Nonetheless, the DWR believes there is potential for economic disruption during the summer if blackouts are significant, and that longer term business investment and location decisions may be adversely affected.

         While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will mitigate future disruptions of the supply of electricity to the public and avoid them in the longer term, lower wholesale power prices and promote the financial recovery of the Utilities, the situation continues to be fluid and subject to many uncertainties. Unrestrained wholesale electricity prices expose the State to the need for additional, potentially significant rate increases on retail end use customers, resulting in a further drag on the State's economy. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

         On April 24, 2001, Standard & Poor's lowered its rating on the State's general obligation bonds to A+ from its previous rating of AA. The rating remains on CreditWatch with negative implications, where it was placed January 19, 2001 shortly after the State purchased power to avoid blackouts caused by the insolvency of two investor-owned utilities, one of which, PG&E, filed for bankruptcy April 6, 2001. The rating downgrade reflects the mounting and uncertain cost to the State of the current electrical power crisis, as well as the likely long-term detrimental effect of the crisis on the State's economy. It also reflects Standard & Poor's belief that given the large magnitude of the problem in relation to the size of the fund balances that the State typically budgets, the State's capacity to pay debt service, while still adequate, has been reduced.

         On April 18, 2001, Fitch, Inc. ("Fitch"), which has issued a credit rating of AA on the State's general obligation bonds, placed the bonds on Ratings Watch Negative, prompted by the uncertainty created by the filing of an appeal by PG&E of the interim order of the California Public Utilities Commission setting a method for calculating the California Procurement Adjustment ("CPA"). The CPA determines the amount of power revenue bonds that may be issued by the DWR pursuant to the State's power purchase program. The power revenue bonds, when issued, are an integral part of the power purchase program since they reimburse the State's general fund for amounts advanced for power purchases and finance future purchases. The rating move reflects Fitch's belief that the calculation of the bond authorization is in doubt until the results of the appeal are known or other corrective action is taken. It also reflects Fitch's belief that the filing of the appeal, and of other potential appeals, will likely cause delays in the power financing process.

         On May 15, 2001, Moody's Investors Service, Inc. ("Moody's") lowered its rating on the State's general obligation bonds to Aa3 from Aa2. The ratings downgrade reflects the increasing financial risks associated with the continuing energy crisis, as well as those related to trends in the broader U.S. and California economies. It also reflects Moody's belief that the setback in securing legislation to provide energy purchaser bridge financing threatens to compound the risks and cost of the energy crisis and that the May Revision of the 2001-02 Governor's Budget ("May Revision") confirms the substantial revenue deterioration that is expected to emerge due to the weak high technology sector and stock market.

         In addition, on April 6, 2001 Moody's changed the outlook for the State's general obligation debt to negative from stable. The change of outlook reflects Moody's belief that the deepening electric power crisis, compounded by PG&E's bankruptcy filing, has increased the risks to the State's otherwise strong fiscal and economic condition. It also underlies Moody's concern that an additional risk of the crisis lies in the uncertainty about the reliability and cost of power, namely whether the State will be able to satisfy its targets for conservation as well as new generation capacity to address the summer's peak demand. Together, this uncertainty and the diminished hydroelectric production in the Northwest increase the likelihood of rolling blackouts during the summer and beyond. Moody's believes that the potential unreliability and unpredictability of power are a more serious threat to economic growth than the rate recovery increases that ultimately will be needed to resolve the crisis.

         There is no assurance that such ratings will continue for any given period of time or that they will not be revised again or withdrawn entirely by a rating agency if, in the judgment of such rating agency, circumstances so warrant. Additional revisions or withdrawals of ratings could have adverse effects on the market price of the State's general obligation bonds.

                   CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

STATE APPROPRIATIONS LIMIT

         The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

         Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, most State subventions to local governments, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriations of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

         The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

         The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

         As of the release of the May Revision, the Department of Finance projects the State's Appropriations Limit for 2000-01 will be $2.093 billion under the State Appropriations Limit in fiscal year 2000-01 and $9.769 billion under in fiscal year 2001-02. No refund of taxes will occur unless the State exceeds its Appropriations Limit in 2000-01.

PROPOSITION 98

         On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act. Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recession in the early 1990s, General Fund revenues were less than originally projected for several years, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature designated the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 between fiscal years 1991-92 and 1993-94.

         In 1992, a lawsuit titled California Teachers' Association v. Gould was filed challenging the validity of these off-budget loans. A settlement of the lawsuit in 1996 requires both the State and K-14 schools share in the repayment of $1.76 billion prior years' emergency loans to schools. The State is repaying $935 million by forgiveness while schools will repay $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment is reflected as part of the appropriations and counts toward satisfying the Proposition 98 guarantee or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

         Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 through 2000-01 have resulted in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by more than 58 percent since 1991-92, to an estimated $6,678 per pupil in 2000-01. Since the release of the Governor's Budget in January 2001, the projected level of revenue available to the State for fiscal year 2001-02 has declined precipitously. The revenue projection for 2001-02 indicates a decline of approximately $4.6 billion. This drop in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $30.9 billion to approximately $28.0 billion. However, despite this decline in the calculated minimum guarantee, the Governor's May Revision funds K-14 education at more than $4.5 billion above the minimum level and less than one percent under the level proposed in the Governor's Budget released in January 2001. Total funding for K-14, including prior year adjustments due to census changes, yields a funding level of more than $46.5 billion or $7,168 per pupil at the K-12 level - an increase of more than seven percent in just the last year. The Governor proposes new initiatives to lengthen the middle school year, advance technology in high schools, enhance school accountability, provide increased professional development in reading and mathematics, expand principal training, and provide incentives for intensive algebra instruction.

SOURCES OF TAX REVENUE

         The following is a summary of the State's major revenue sources.

PERSONAL INCOME TAX

         The California personal income tax, which in 1999-00 contributed about 55 percent of General Fund revenues and transfers, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions). The tax is progressive with rates ranging from 1.0 to 9.3 percent. Personal, dependent, and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT") which is much like the federal AMT.

         Taxes on capital gains realizations, which have in part been linked to stock market performance, have become a larger component of personal income taxes in the last few years. For the 2000-01 fiscal year, capital gains appear to be contributing nearly one-quarter of all General Fund revenue, a dramatic increase from their 5.6 percent share in 1995-96.

         The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income.

SALES TAX

         The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Sales tax accounted for about 29 percent of General Fund revenue and transfers in 1999-00. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. Pursuant to federal law, out-of-state sales to Californians over the internet are not taxed by the State at this time.

         The State currently imposes a basic 7.00 percent sales tax rate. Pursuant to law, 0.25 percent of a basic 5.00 percent State tax rate may be terminated upon certification by the Director of Finance by November 1 in any year that the balance in the budget reserve for two consecutive years will exceed 4 percent of General Fund revenues. The 0.25 percent rate can be reinstated if the Director of Finance subsequently determines that the reserve will not exceed 4 percent of General Fund revenues. Pursuant to this law, a 0.25 percent cut in the State sales tax occurred on January 1, 2001 but will be reinstated as of January 1, 2002 if the estimated budget reserve at June 30, 2002 is less than 4 percent of General Fund revenues.

BANK AND CORPORATION TAX

         Bank and corporation tax revenues, which comprised about 9 percent of General Fund revenue in 1999-00, are derived from the following taxes:

      1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

      2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

      3. The alternative minimum tax ("AMT") is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

      4. A minimum franchise tax of $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

      5.   Sub-Chapter S corporations are taxed at 1.5 percent of profits.

INSURANCE TAX

         The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits. Insurance taxes comprised approximately 2 percent of General Fund revenues and transfers in 1999-2000.

OTHER TAXES

         Other General Fund major taxes and license revenues include: Estate, Inheritance and Gift Taxes, Cigarette Taxes, Alcoholic Beverage Taxes, Horse Racing Revenues and trailer coach license fees. These other sources totaled approximately 2.0 percent of General Fund revenues and transfers in fiscal year 1999-00.

Special Fund Revenues

         The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various Special Funds. In general, Special Fund revenues comprise three categories of income:

      1. Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

      2. Charges for special services to specific functions, including such items as business and professional license fees.

      3. Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

         Motor vehicle related taxes and fees accounted for about 53 percent of all Special Fund revenues and transfers in 1999-00. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 1999-00, $8.3 billion was derived from the ownership or operation of motor vehicles. This was 3.7 percent below the 1998-99 level, due to tax reductions enacted for vehicle license fees. About $4.4 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. These amounts include the additional fees and taxes derived from the passage of Proposition 111 in June 1990.

Vehicle License Fee

         Vehicle license fees, over and above the costs of collection and refunds authorized by law, are constitutionally defined local revenues. Chapter 322, Statutes of 1998 ("Chapter 322") established a vehicle license fee offset program, scheduled to be implemented in successive stages if General Fund revenues met certain targets. Pursuant to Chapter 322, vehicle license fees were reduced (offset) by 25 percent beginning January 1, 1999. Later legislation increased the offset to 35 percent for 2000 and the first half of calendar year 2001. Beginning July 1, 2001, the offset will be permanently increased to 67.5 percent. These offset levels are expected to reduce vehicle license fee revenues by $1.833 billion in fiscal year 2000-01, $3.653 billion in 2001-02 and $3.855 billion in 2002-03. The amount will be adjusted thereafter as vehicle sales activity changes.

         Under Chapter 322, continuous appropriation from the General Fund backfills the vehicle license fee revenue that local governments would otherwise lose due to the fee reductions. If in any year the Legislature fails to appropriate enough funds to fully backfill the then-applicable vehicle license fee offset, the percentage offset will be reduced to assure that local governments are not disadvantaged.

         In response to revenue growth, the Legislature provided an additional
32.5 percent vehicle license fee reduction for the period January 1, 2001 through June 30, 2001. This additional reduction is returned to taxpayers in the form of a rebate. The Legislature appropriated $2.052 billion in 2000-01 to fund taxpayer rebates in 2000-01 and a portion of the 67.5 percent offset in 2001-02. Therefore, total tax relief from the vehicle license fee offset and rebates is $3.9 billion in fiscal year 2000-01 and $2.4 billion in 2001-02.

Taxes on Tobacco Products

         On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, an additional 25 cents per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research and indigent health services, and environmental and recreation programs.

         Proposition 10, approved in 1998, increased the excise tax imposed on distributors selling cigarettes in California to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes of 50 cents per pack. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products effective July 1, 1999, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund. Thus, this proposition increased the total excise tax on other tobacco products by an amount equivalent to an increase in the cigarette tax of one dollar per pack. There is litigation pending challenging the enactment of these new taxes.

        The State excise tax on cigarettes of 87 cents per pack and other tobacco product taxes are earmarked as follows:

      o Fifty cents of the per-pack tax on cigarettes, and the equivalent rate levied on non-cigarette tobacco products, go to the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

      o Twenty-five cents of the per-pack tax on cigarettes, and the equivalent rates levied on non-cigarette tobacco products, are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs. This portion of the excise tax was imposed on January 1, 1989, as voters approved Proposition 99 in 1988.

      o  Ten cents of the per-pack tax is allocated to the State's General Fund.

      o The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund. Legislation enacted in 1993 added the additional per pack excise tax for the purpose of funding breast cancer research.

TOBACCO LITIGATION

         In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement, the companies agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $1 billion per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of this money will be paid to the State, and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During fiscal year 2000-01, the General Fund received $383 million in settlement payments. The May Revision forecasts payments to the State totaling $475 billion in 2001-02.

         The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement allow reduction of the companies' payments for decreases in cigarette sales and certain types of federal legislation. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2001, was 7.2 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. If any of the companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages.

                      PRIOR FISCAL YEARS' FINANCIAL RESULTS

         Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

         The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99 and $8.2 billion in 1999-00) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

          The combination of resurging exports, a strong stock market, and a rapidly-growing economy in 1999 and early 2000 resulted in unprecedented growth in General Fund revenues during fiscal year 1999-2000. The latest estimates from the Department of Finance indicate revenues of about $71.9 billion, an increase of over 20 percent over final 1998-99 revenues and $8.9 billion higher than projected for the 1999 Budget Act. The latest estimates indicate expenditures of $66.5 billion in 1999-2000, a $2.8 billion increase over the 1999 Budget Act, but the result still left a record balance in the Special Fund for Economic Uncertainties (the "SFEU") at June 30, 2000 of over $8.7 billion.

                              CURRENT STATE BUDGET

         The discussion below of the fiscal year 2000-01 and 2001-02 budgets is based on estimates and projections of revenues and expenditures for the current and upcoming fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions as updated in the 2000 Budget Act and 2001-02 Governor's Budget and May Revision, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

FISCAL YEAR 2000-01 BUDGET

         2000 Budget Act. The 2000 Budget Act, signed by the Governor on June 30, 2000, was enacted on time for the second consecutive year. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the SFEU available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

         At the time the 2000 Budget Act was signed, the Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the Budget approved by the Legislature, in order to achieve the budget reserve. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01.

         The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

         Some of the major features of the 2000 Budget Act were the following:

         1. Proposition 98 funding for K-12 schools was increased by $3.0 billion in General Fund moneys over revised 1999-2000 levels, $1.4 billion higher than the minimum Proposition 98 guarantee. Per pupil spending is estimated at $6,701 per ADA, an 11 percent increase from the 1999 Budget Act. Of the 2000-01 funds, over $1.8 billion is allowed for discretionary spending by school districts. Major new programs included money for high school scholarship to high-achieving students, English language and literacy, improving teacher quality, funding teacher bonuses and salaries for beginning teachers, increasing investments in technology and funding professional development institutes. The 2000 Budget Act also includes an income tax credit to compensate credentialed teachers for the purchase of classroom supplies and a $350 million repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

         2. Funding for higher education increased substantially above the revised 1999-2000 level. General Fund support was increased by $486 million (17.9 percent) for the University of California and $279 million (12.7 percent) for the California State University system. In addition, Community Colleges funding increased by $497 million (9.0 percent). Undergraduate fees at UC and CSU and the per-unit charge at Community Colleges will be unchanged. The Budget Act anticipates enrollment increases in all sectors, and an expansion of financial aid.

         3. Increased funding of $2.7 billion General Fund for health and human services.

         4. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs.

         5. A total of about $1.5 billion of tax relief was enacted as part of the budget process. The vehicle license fee reduction, started in 1998, was accelerated to the final 67.5 percent level for calendar year 2001, two years ahead of schedule. The acceleration will cost the General Fund about $887 million in fiscal year 2000-01 and $1.426 billion in fiscal year 2001-02. A one-time Senior Citizens Homeowner and Renters Tax Assistance program will cost about $154 million. A personal income tax credit for teachers will cost $218 million and a refundable credit for child care expenses will cost $195 million. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $89 million in 2000-01.

         6. A one-time appropriation of $200 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990s. Additionally, $121 million was appropriated to the COPS program for support of local law enforcement, and $75 million in one-time funding was provided for local law enforcement agencies to purchase high technology equipment.

         Subsequent Developments. The Legislature passed a number of bills with fiscal impacts on the General Fund in 2000-01, which were not included in the 2000-01 Budget, prior to the end of its session on August 31, 2000. Among these were bills to expedite the licensing of new power plants ($57.5 million), to establish a juvenile crime prevention program ($121 million) and to augment the Senior Citizens Property Tax Assistance Program ($100 million). Another bill would enhance retirement benefits for both active and retired teachers. Excess assets and normal cost surplus in the program would fund the costs of enhanced benefits and also provide a $100 million General Fund savings for 2000-01 from reduced contributions to the State Teachers Retirement System.

         Based on results through the first quarter of fiscal year 2000-01, the Department of Finance estimated that revenues were sufficiently strong to make it likely that the State would end the fiscal year at June 30, 2001 with a balance in the budget reserve greater than 4 percent of General Fund revenues. Based on this estimate, since the reserve for the year ended June 30, 2000 was also above 4 percent of General Fund revenues, the Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by
0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

         The 2001-02 Governor's Budget released on January 10, 2001, provided updated 2000-01 revenue and expenditure estimates. These estimates were further updated on May 14, 2001, with the release of the May Revision. The May Revision stated that General Fund revenues in 2000-01 are estimated to be $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy in 2000. Expenditures in 2000-01 were estimated to be $80.2 billion, about $1.4 billion above the Budget Act estimates. The Department of Finance estimated in the May Revision that the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.9 billion, a substantial increase over the Budget Act estimate of $1.78 billion. This reserve is being used to provide advances to support the DWR power purchase program. Even with these advances, the Administration does not expect the need to utilize any significant amount of internal borrowing from other State funds prior to the end of the fiscal year.

FISCAL YEAR 2001-02 BUDGET

         The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

         The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The May Revision projects General Fund revenues in 2001-02 will be about $74.8 billion, a drop of $3.2 billion from revised 2000-01 estimates and $4.6 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

         The May Revision also stated that spending requirements for 2000-01 and 2001-02 would be higher than estimated in the 2001-02 Governor's Budget, principally because of higher retirement costs and increased school spending due to higher population than originally estimated. In the May Revision, the Administration proposed a series of actions to address these increased costs and decreased revenues. The proposals assume that the State will issue revenue bonds to repay the loans which have been made from the General Fund to pay for energy purchases since January 2001, so that a General Fund surplus (including reserves) of almost $6 billion will be available to pay for programs in 2001-02.

         The principal elements included in the May Revision were: (1) reduction in budget and litigation reserves to $1.1 billion from $2.4 billion, (2) postponement of the allocation from the General Fund to transportation programs of $1.3 billion in 2001-02 and $1.2 billion in 2002-03 of sales tax receipts on gasoline sales, with a corresponding extension by two years of the Governor's transportation initiatives first enacted in the 2000 Budget Act, (3) reduction of $400 million of proposals from the 2001-02 Governor's Budget for one-time non-capital outlay expenditures for a variety of programs, including local government fiscal relief, housing and environmental programs, (4) shift of $390 million of non-transportation capital outlay projects from "pay-as-you-go" to debt financing, (5) transfer of $600 million of other special funds to the General Fund, and (6) other budget reductions totaling over $1 billion. Total spending for K-12 schools and community colleges is proposed to increase over 2000-01. The overall spending plan for 2001-02 contained in the May Revision totals 79.7 billion, almost $600 million below projected expenditures in 2000-01, and $3.2 billion below the 2001-02 Governor's Budget proposal. The final 2001 Budget Act will depend on further negotiations between the Administration and the Legislature.


                                   LITIGATION

         The State is a party to numerous legal proceedings. The following are the most significant pending proceedings as reported by the Office of Attorney General.

         On June 24, 1998, plaintiffs in Howard Jarvis Taxpayers Association et al. v. Kathleen Connell filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal. Briefs are being submitted; no date has yet been set for oral argument.

         The State is involved in ongoing litigation, Hayes v. Commission on State Mandates, related to State mandate test claims, initially filed in 1980 and 1981, concerning the costs of providing special education programs and services to disabled children. After 20 years of litigation, on October 26, 2000, the Governor announced that the parties had agreed, in principle, to a settlement under which schools would receive (1) $520 million in retroactive payments -- $270 million immediately, plus $25 million for the next 10 years, and (2) $100 million per year for ongoing costs. All school districts, county offices of education, and Special Education Local Planning Areas have approved the settlement and legislation ratifying the settlement has been proposed.

         In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahon v. State, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January of 2000. No trial date has been set. The State is vigorously defending the action.

         The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, California v. J. B. Stringfellow, Jr. et al., the State is seeking recovery for the past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts, resulting in significant findings of liability against the State as owner, operator, and generator of wastes taken to the site. The State has appealed the rulings. Present estimates of the cleanup range from $400 to $600 million. Potential State liability falls within this same range. However, all or a portion of any judgment against the State could be satisfied by recoveries from the State's insurance carriers. The State has filed a suit against certain of these carriers. The trial is not expected to begin until 2002.

         The State is a defendant in Paterno v. State of California, a coordinated action involving 3,000 plaintiffs seeking recovery of damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of the plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the Court of Appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. Retrial is presently underway in Yuba County.

         In County of San Bernardino v. State Department of Health Services and Barlow Respiratory Hospital v. State Department of Health Services, which are being tried together in state court, plaintiffs seek mandamus relief requiring the State to retroactively increase out-patient Medi-Cal reimbursement rates. Plaintiffs in Orthopedic Hospital v. Belshe, a federal court action, seek the same relief on a prospective basis. Plaintiffs in the state court action have estimated that the retroactive damages could exceed $500 million. Should prospective relief be granted, the State's costs could increase by more than $100 million per year in future years. The State is vigorously defending these cases. The trial in the County of San Bernardino and Barlow cases is scheduled to have three phases: law, fact and remedy phases. The state court litigation has been stayed pending settlement negotiations which have resulted in settlement of all three cases for $350 million in retroactive payments and a 30 percent increase in reimbursement rates beginning July 1, 2001, with 3.33 percent increases in each of the following three years. This settlement is subject to approval by the United States Department of Health and Human Services, Health Care Financing Administration.

         The State is involved in three refund actions, California Assn. Of Retail Tobacconists (CART), et al. v. Board of Equalization, et al., Cigarettes Cheaper! et al. v. Board of Equalization, et al. and McLane/Suneast, et al. v. Board of Equalization, et al., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART and Cigarettes Cheaper! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. McLane/Suneast challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000, and judgment was rendered on November 15, 2000 in defendants' favor on all counts. The McLane/Suneast plaintiffs timely appealed all "double tax" issues, and the CART and Cigarettes Cheaper! plaintiffs timely appealed these and all other issues. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the case is finally resolved.

         In FORCES Action Project et al. v. State of California et al., various smokers rights groups challenge the tobacco settlement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. Plaintiffs have appealed. Briefing has been completed. Oral argument has been set for June 14, 2001.

         Arnett v. California Public Employees Retirement System, et al. was filed by seven former employees of the State of California and local agencies, seeking back wages, damages and injunctive relief. Plaintiffs are former public safety members who began employment after the age of 40 and are recipients of Industrial Disability Retirement ("IDR") benefits. Plaintiffs contend that the formula which determines the amount of IDR benefits violates the federal Age Discrimination in Employment Act of 1967 ("ADEA"). Plaintiffs contend that, but for their ages at hire, they would receive increased monthly IDR benefits similar to their younger counterparts who began employment before the age of 40. CalPERS has estimated the liability to the State as approximately $315.5 million were the plaintiffs to prevail. The District Court dismissed the complaint for failure to state a claim. On August 17, 1999, the Ninth Circuit Court of Appeals reversed the District Court's dismissal of the complaint. The State sought further review in the United States Supreme Court. On January 11, 2000, the United States Supreme Court in Kimel v. Florida Board of Regents, held that Congress did not abrogate the sovereign immunity of the states when it enacted the ADEA. Thereafter, on January 18, 2000, the Supreme Court granted the petition for writ of certiorari in Arnett, vacated the judgment of the Ninth Circuit, and remanded the case to the Ninth Circuit for further proceedings consistent with Kimel. In turn, the Ninth Circuit remanded the case to the District Court. Thereafter, the EEOC intervened in this action. In December 2000, the State filed a motion for summary judgment based on sovereign immunity and constitutional grounds. The parties are engaged in settlement discussions. No trial date is set.

         On March 30, 2000, a group of students, parents, and community based organizations brought suit, on behalf of the school children of the Los Angeles Unified School District ("LAUSD"), against the State Allocation Board ("SAB"), the State Office of Public School Construction ("OPSC") and a number of State officials (Godinez, et al. v. Davis, et al. ) in the Superior Court in the County of Los Angeles. The lawsuit principally alleges SAB and OPSC have unconstitutionally and improperly allocated new public school construction funds to local school districts for new public school construction as authorized by the Class Size Reduction Kindergarten-University Public Education Facilities Bond Act (hereafter referred to as "Proposition 1A"). Plaintiffs seek only prospective relief, alleging that the current SAB method of allocating new construction funds is neither reasonable nor fair to large, urban school districts. The Plaintiffs allege the present allocation method does not dispense new construction funds on priority of greatest need basis. On December 13, 2000, the parties reached an agreement under which plaintiffs and intervenors agree that the regulations adopted by the SAB at its meeting of that date, adequately address the needs of LAUSD. Assuming no future substantive changes in the regulations, the lawsuit will not go forward and will eventually be dismissed. On or about December 8, 2000, a related lawsuit was filed in Sacramento County Superior Court by the Coalition for Adequate School Housing ("CASH"). CASH seeks a writ of mandate against the SAB to prevent the distribution of new school construction funds according to the newly adopted regulations. CASH seeks distribution of the new school construction funds on a first come, first served basis. No appearance has been made by the SAB in the CASH suit. The Attorney General is of the opinion that neither the Godinez nor the CASH lawsuit affects the validity of any State bonds, nor the authority of the State to issue bonds under the current authorization granted by the finance committees.

         In Charles Davis v. California Health and Human Services Agency, the plaintiff has brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200 bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiff prevail, the State's liability could exceed $400 million. The state is vigorously defending this action.

         In Stephen Sanchez, et al. v. Grantland Johnson et al., the plaintiffs have brought a class action in Federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The State has filed a responsive pleading and is vigorously contesting the case. At this early stage in the proceedings, it is difficult to assess the financial impact of a judgment against the State. However, should the plaintiffs prevail, the State's liability could exceed $400 million.

LITIGATION RELATING TO ENERGY MATTERS

         ACTIONS SEEKING COMPENSATION FOR BLOCK FORWARD CONTRACTS COMMANDEERED BY THE GOVERNOR

         The California Power Exchange ("Power Exchange") has filed a claim with the State Victim Compensation and Government Claims Board seeking compensation from the State as a result of commandeering by the Governor under Executive Orders of certain block forward power purchase contracts from SCE and PG&E in February 2001. The claim asserts the value of the SCE contracts to be approximately $682.5 million and the value of the PG&E contracts to be approximately $380.2 million for a total claim of approximately $1.0627 billion. The State disputes the amount of this claim. In addition, SCE and PG&E have filed claims with the Board seeking unspecified amounts of compensation in the form of damages resulting from the commandeering of the block forward contracts. The Board has consolidated the briefing and hearing of these three claims. The briefing schedule and hearing date have not been set by the Board.

         On May 17, 2001, the claim of the Power Exchange (which in early 2001 filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code) was assigned in the Power Exchange bankruptcy proceedings to the Participants' Committee, made up of the approximately 70 market participants. A group claim on behalf of the Participants' Committee was to be filed with the Victim Compensation and Government Claims Board by May 31, 2001. The group claim was scheduled to be consolidated with the other three claims (i.e., Power Exchange, PG&E and SCE) and presented at a June 22, 2001 Board meeting.

         THE IMPACT OF AN ADVERSE DECISION IN ONE OR MORE OF THE FOLLOWING CASES MAY AFFECT POWER COSTS IN CALIFORNIA, INCLUDING THOSE BORNE BY THE DWR POWER SUPPLY PROGRAM.

         ACTIONS CHALLENGING THE GOVERNOR'S AUTHORITY TO COMMANDEER BLOCK FORWARD CONTRACTS AND SEEKING EQUITABLE RELIEF

         In Duke Energy Trading and Marketing v. Davis, et.al., (U.S. District Court, C.D. Cal.), the plaintiff challenges the Governor's orders commandeering SCE and PG&E block forward market contracts held by the Power Exchange on the ground that the orders violated the Supremacy Clause and other constitutional provisions. Duke Energy seeks a temporary restraining order ("TRO") and injunction barring the Governor from taking any action against Duke Energy under the authority of the Executive Orders and a declaration that Duke Energy has no obligation to deliver power under the block forward contracts. The hearing and the TRO, seeking an order restraining the California Independent Systems Operator ("ISO") from requiring the energy producer to supply energy under the contracts, was taken off calendar. Pursuant to an interim settlement, Duke Energy delivered power to the DWR through April 30, 2001. On April 30, 2001, the U.S. District Court granted Governor Davis' motion to dismiss plaintiff's complaint based on Eleventh Amendment immunity and denied plaintiff's motions for partial summary judgment to certify final judgment. On May 4, 2001, Duke Energy dismissed its claims in the District Court against co-defendant, the Power Exchange, without prejudice and filed its notice of appeal to the Ninth Circuit Court of Appeal, with a motion that the briefing schedule and hearing on the appeal be expedited. On May 8, 2001, the State opposed the motion on the grounds that Duke Energy had not shown irreparable harm and requested dismissal of the appeal for lack of jurisdiction, as the orders appealed from were not final, appealable orders. The Ninth Circuit Court of Appeal denied the State's motion to dismiss without prejudice to raising the issues in its brief on the merits, ordered an expedited briefing schedule, and set the matter for oral argument in mid-August.

         Tucson Electric v. Davis and California Power Exchange is a matter pending before Federal Energy Regulatory Commission ("FERC") in which Tucson Electric is challenging the Governor's commandeering of the block forward contracts. The State has filed and answer asserting, inter alia, that FERC has no jurisdiction over the Governor. The California Power Exchange has asserted that the matter is stayed by the Power Exchange bankruptcy.

         ACTIONS CONTESTING THE ISO'S AUTHORITY TO CONTINUE TO ORDER POWER FOR PG&E and SCE

         In California Independent Systems Operator v. Reliant Energy Services et. al. (U.S. District Court, E.D. Cal), the ISO sued Reliant Energy ("Reliant") and three other energy producers (Williams, AES, and Dynegy) because they were threatening to no longer comply with an ISO tariff that required them to supply energy when requested by the ISO during a "System Emergency." The ISO filed an application for a TRO and preliminary injunction. The State of California acting through its Electricity Oversight Board intervened in the action in support of the ISO. On February 7, 2001, the District Court issued a TRO preventing the energy producers from refusing to supply power under the ISO tariff, even if they were not paid for the power ordered by SCE and PG&E. Pursuant to a stipulation among the parties, the TRO was dissolved and the four generators agreed to continue supplying power to the ISO, subject to termination on 48 hours' notice in the event of a favorable ruling by FERC on an Amendment to the ISO tariff proposed by the generators which would address the issues in the lawsuit. However, as of March 19, 2001, Reliant refused to extend the stipulation and on March 21, 2001, the court granted the ISO's motion for preliminary injunction against Reliant and denied Reliant's motion to dismiss the ISO complaint. Reliant filed an emergency motion with the 9th Circuit Court of Appeals for a stay of the preliminary injunction pending appeal, requesting a decision by April 4, 2001.

         On April 5, 2001, the Court of Appeals granted the motion staying the preliminary injunction based primarily on the assertions of FERC jurisdiction. On April 6, 2001, the FERC issued an order rejecting the ISO's position that a tariff authorizing energy producers to refuse to supply power pursuant to ISO dispatch orders where the purchaser could not demonstrate creditworthiness, did not apply to emergency power and expressly found that the creditworthy criterion applied to all power purchases. Since these rulings, some power producers have indicated their unwillingness to provide emergency power pursuant to ISO dispatch orders unless payment is guaranteed by a creditworthy purchaser such as the State.

         In the same action, Reliant has filed a third-party complaint against the DWR seeking a declaration that AB 1X should be read to require the DWR to pay for all power delivered to the ISO by energy producers, regardless of the price. Reliant Energy has filed a motion for TRO to include the DWR based on the third-party complaint. On March 21, 2001, the District Court granted the DWR's motion to dismiss Reliant's third-party complaint based on the Eleventh Amendment immunity. Reliant's appeal to the Ninth Circuit was dismissed by stipulation and motion. The underlying District Court case is currently "on hold" pending further FERC proceedings.

         In Duke Energy Trading and Marketing v. California Independent Systems Operator et. al. (U.S. District Court C.D. Cal), filed February 14, 2001, plaintiff alleges that the ISO/DWR are continuing to buy power for SCE and PG&E even though the utilities do not meet the creditworthiness requirements of the ISO tariff and that this constitutes a "taking" of property in violation of the 5th and 14th amendments to the United States Constitution. Duke Energy seeks declaratory relief and injunctive relief. Pursuant to stipulation, the action is stayed and Duke Energy is required to continue to supply power pursuant to ISO orders. On April 30, 2001, the District Court denied the ISO's motion to transfer venue to the Eastern District. Responsive pleadings are due June 25, 2001.

         ACTIONS BY QUALIFIED FACILITIES FOR RELIEF FROM LONG-TERM POWER SUPPLY CONTRACTS WITH SCE AND PG&E

         In Luz Solar Partners, Ltd. v. Southern California Edison Company (Sacramento County Superior Court), and similar actions around the State, plaintiff, an independent power generator (a "Qualified Facility" or "QF"), applied for a temporary restraining order and preliminary injunction, suspending or terminating its contract with SCE to supply electricity, thereby allowing Luz Solar to sell that power in the open market at substantially higher prices. On May 21, 2001, the Attorney General filed an amicus curiae statement in support of SCE's opposition to Luz Solar. The application for a temporary restraining order was denied on May 29, 2001, and the hearing on plaintiff's motion for preliminary injunction is set for June 14, 2001.

         PACIFIC GAS AND ELECTRIC BANKRUPTCY AND RELATED ADVERSARY PROCEEDINGS

         On April 6, 2001, PG&E filed a voluntary Chapter 11 bankruptcy petition in U.S. Bankruptcy Court for the Northern District of California in San Francisco (In re Pacific Gas and Electric, U.S. Bankruptcy Court, N.D. Cal.). The State has 180 days from April 6, 2001 to assess claims it may have as a creditor of PG&E, including but not limited to, income and property taxes, regulatory fees, files or penalties and environmental claims.

         On April 9, 2001, PG&E filed an adversary proceeding in the bankruptcy court seeking declaratory and injunctive relief against California Public Utilities Commission and its current Commissioners in their respective capacity (collectively "CPUC") to prevent the CPUC from implementing or enforcing any order that requires PG&E to transfer any under-collection in its Transition Revenue Account to its Transition Cost Balancing Account on the grounds that such orders are illegal, improper and automatically stayed pursuant to provisions of the federal Bankruptcy Code. The CPUC filed an opposition brief asserting sovereign immunity, that the automatic stay does not apply, that if the automatic stay does apply the police and regulatory power exception applies, that PG&E must comply with State law in bankruptcy, and that the federal Bankruptcy Code does not authorize the court to grant the relief requested. On June 1, 2001, the bankruptcy judge denied PG&E's motion for preliminary injunction based upon the CPUC's assertion of sovereign immunity and granted the CPUC's motion for summary judgment.

         PG&E has also filed an adversarial proceeding against the ISO to enjoin it from ordering power on PG&E's behalf unless the DWR has agreed to pay for the power. This matter was heard on June 5, 2001. At the hearing, the parties agreed to work on a stipulation to a preliminary injunction that essentially requires the ISO to comply with the FERC orders (i.e., not to purchase power on behalf of a party that is not creditworthy or does not have a creditworthy backer). If the parties cannot agree by June 11, 2001, the court will treat the matter as submitted. Reliant Energy Services moved to intervene in the proceedings claiming it is suffering harm because it is providing the power that the ISO is sending to PG&E despite PG&E's lack of creditworthiness, allegedly in contravention of FERC's orders. The court denied Reliant's request to appear as "amicus" at the hearing on PG&E's request for a preliminary injunction against the ISO. The court gave Reliant until June 11, 2001 to file a reply to the ISO's opposition to its motion to intervene in the adversary proceeding. The court granted the Official Committee of Unsecured Creditors' motion to intervene in this adversary action.

         More than twenty QFs have filed motions seeking relief from the automatic stay to allow them to suspend their contracts with PG&E or, in the alternative, seeking to compel PG&E to assume or reject their (executory) power contracts immediately. Two QFs, Mid-Set Cogeneration Co. and Oildale Group, claimed extreme financial hardship from having to provide power to PG&E without getting paid. On June 1, 2001, the court ruled on the QFs' motions: (1) denying the QFs' motions for relief from stay and their request to set a deadline for PG&E to assume or reject the contracts and (2) setting June 29 as a deadline for PG&E to file a statement supported by specific reasons as to when it will be in a position to assume or reject the contracts of all the QFs that now have motions on file. The court indicated that it would allow a similar procedure for QFs that do not have motions on file. However, the court provided some financial relief to those QFs that could demonstrate extreme financial hardship by ordering PG&E to either make adequate protection payments, in accordance with a formula, starting June 17, 2001 to Mid-set and Oildale so long as they are delivering electricity to PG&E, or allow the QFs to suspend performance (under conditions established by the court).

         ACTION CHALLENGING THE VALIDITY OF SENATE BILL 7X

         In Hendricks v. Hannigan, (San Diego Superior Court), plaintiff challenged implementation of Senate Bill 7X by the Director of the DWR on the ground that it provided for a gift of public funds. Senate Bill 7X authorized the DWR, for a period not to exceed 12 days from January 19, 2001, to purchase electric power from any party and to make that electric power available, at cost, to the ISO, public utility corporations or retail end-use customers. The purchases were to be funded from $400,000,000 transferred from the General Fund to a newly-established DWR Electric Power Fund. Defendant's demurrer was sustained without leave to amend and the complaint was dismissed. Plaintiff filed a notice of appeal on January 29, 2001.

                            ADDITIONAL CONSIDERATIONS

California Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. For information concerning the economy of Puerto Rico, please see Appendix E of this Statement of Additional Information.

                                                                      APPENDIX C

                        ADDITIONAL INFORMATION CONCERNING
                        CONNECTICUT MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Connecticut Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Connecticut (the "State") and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is based on information from statements relating to offerings of Connecticut bond issues. Citi Connecticut Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

                         CERTAIN ECONOMIC CONSIDERATIONS

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York. More than one-quarter of the total population of the United States and approximately 60% of the Canadian population live within 500 miles of the State. The State's population grew at a rate which exceeded the United States' rate of population growth during the period 1940 to 1970, and slowed substantially during later decades. The State has extensive transportation and utility services to support its economy.

Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s and steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s but has risen steadily during the rest of the decade to the levels achieved in the late 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

Manufacturing has traditionally been of prime economic importance to Connecticut but has declined during the last decade. Connecticut has a diverse manufacturing sector, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry. The State is also a leading producer of military and civilian helicopters. Employment in the transportation equipment sector is followed by fabricated metals, nonelectrical machinery, and electrical equipment for the total number employed in 1999.

During the past ten years, Connecticut's manufacturing employment was at its highest in 1990 at over 341,010 workers. Since that year, employment in manufacturing was on a downward trend with only a slight increase in 1997 and 1998. A number of factors, such as heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. Total manufacturing jobs in Connecticut rebounded in 1997 and further improved in 1998, but continued to decline to a recent low of 269,160 in 1999. The total number of manufacturing jobs dropped 71,580 and 21.1% for the ten year period since 1990.

Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50% of total State employment in 1950 to approximately 84% by 1999. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.7% in 1999 as compared to approximately 2.1% in each of the previous three years. Services, retail and wholesale trade, state and local government, as well as finance, insurance and real estate ("FIRE") collectively comprise approximately 90% of the State's employment in the non-manufacturing sector.

                        FISCAL CONDITION IN RECENT YEARS

The State finances most of its operations through its General Fund. General Fund revenues are derived primarily from the collection of State taxes, including the personal income tax, the sales and use tax and the corporation business tax. Miscellaneous fees, receipts, transfers and unrestricted Federal grants account for most of the other General Fund revenue.

The Governor submitted his proposed budget document to the legislature on February 10, 1999. The budget document included a proposed General Fund budget for fiscal year 1999-2000 and fiscal year 2000-2001. Special Act No. 99-10 made General Fund appropriations and set forth estimated revenues for the 1999-2000 and 2000-2001 fiscal years, and constitutes the adopted budget.

The adopted budget for fiscal year 1999-2000 anticipated General Fund revenues of $10,646.0 million and General Fund expenditures of $10,581.6 million, with an estimated year end surplus of $64.4 million. For fiscal year 2000-2001, the adopted budget anticipated General Fund revenues of $11,090.0 million and General Fund expenditures of $11,085.2 million, with a surplus of $4.8 million. The adopted budget was within the expenditure limits prescribed by Article XXVIII of the Amendments to the Constitution of the State of Connecticut in conjunction with Section 2-33a of the General Statutes, $68.6 million below the cap in fiscal year 1999-2000 and $59.3 million below the cap in fiscal year 2000-2001.

The Governor is required by statute to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget. On February 9, 2000, the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 1999-2000 and 2000-2001 fiscal years. Special Act No. 00-13 containing the General Assembly's Midterm Budget Adjustments for fiscal years 1999-2000 and 2000-2001 was passed by both Houses, and was signed into law by the Governor on May 5, 2000.

As part of the Midterm Budget Adjustments for the 1999-2000 fiscal year, the General Assembly appropriated substantially the entire projected 1999-2000 surplus. The appropriation of the projected surplus necessitated a declaration from the Governor in order for the General Assembly to appropriate funds beyond the limits of the State's expenditure cap.

Midterm Budget Adjustments for the 2000-2001 fiscal year anticipated General Fund revenues of $11,281.3 million, General Fund expenditures of $11,280.8 million and an estimated General Fund surplus of $0.5 million. Pursuant to Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes, the Midterm Budget Adjustments would result in a fiscal 2000-2001 budget that remained within the limits imposed by the expenditure cap. For fiscal 2000-2001, permitted growth in capped expenditures was estimated at 5.48%. The Midterm Budget Adjustments would result in a fiscal 2000-2001 budget that is $49.4 million below expenditure cap.

The adopted budget for fiscal 2000-2001 anticipated General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million, resulting in a projected surplus of $0.5 million. By statute, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report estimates 2000-2001 fiscal year General Fund revenues of $11,918.1 million, General Fund expenditures of $11,417.1 million and an estimated operating surplus of $501.0 million, as a result of an increase in estimated revenue that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $636.8 million from the enacted budget plan, mostly from personal income tax, federal grants, sales and use tax, and corporation tax. The information in the Comptroller's monthly reports contains only estimates and no assurances can be given that subsequent estimates or actions of the General Assembly will not indicate changes in the final result of the fiscal year 2000-2001 operations of the General Fund.

By statute, any unappropriated surplus, up to five percent of General Fund expenditures, shall be deposited into the Budget Reserve Fund. After transferring the amount which is required to meet the five percent rule of the statutes, the balance will be used pursuant to Amendments to the Constitution of Connecticut to reduce bonded indebtedness or for other purposes permitted by said Amendment.

On February 7, 2001, the Governor introduced his proposed budget for the upcoming fiscal 2001-03 biennium. Contained within that proposal are numerous initiatives to spend down the surplus. Of the $501.0 million projected surplus for fiscal 2000-2001, $28.9 million is proposed to be set aside to maintain the 5% statutory requirement on the budget reserve fund. This will increase the budget reserve fund from $564.0 million to $592.9 million. In addition, the Governor is proposing to use $292.5 million of this year's surplus for debt avoidance or retiring other obligations. The Governor is proposing that the remaining $179.6 million will be used for other one-time expenditures that seek to improve the economic well being of the State and improve citizens' quality of life. These proposed changes will exceed the limits imposed by the expenditure cap, thereby requiring a three-fifths vote of each house of the General Assembly for enactment.

The State imposes a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. The tax imposed is at the maximum rate of 4.5% on Connecticut taxable income. Depending on federal income tax filing status, the taxable year and Connecticut adjusted gross income, personal exemptions ranging from $12,000 to $24,000 are available to taxpayers in taxable year 2001 with the lower end of the range increasing annually to $15,000 by taxable year 2007 for certain taxpayers. In addition, tax credits ranging from 1% to 75% of a taxpayer's Connecticut tax liability are also available depending upon federal income tax filing status, the taxable year and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to trusts or estates. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996. Under this revised structure, the top rate remains at 4.5% with a rate of 3% applicable to taxable income up to certain amounts. Subsequent legislation has increased the amount of taxable income subject to the 3% rate. By tax year 1999 and thereafter, the first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer is taxed at the 3% rate. In addition, an income tax credit for property taxes paid has been increased to a maximum of $500 per filer. Taxpayers are also subject to a Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax.

The Sales Tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the production, fabrication, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparation or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed, with certain exceptions, on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. A separate rate of 12% is charged on the occupancy of hotel rooms. The tax rate for the Sales and Use Taxes is six percent. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.

The Corporation Business Tax is imposed on any corporation, joint stock company or association, any dissolved corporation that continues to conduct business, any electric distribution company or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. Certain financial services companies are exempt from this tax. For taxable years commencing on or after January 1, 1999, this exemption extends to domestic insurance companies. The Corporation Business Tax provides for three methods of computation. The taxpayer's liability is the greatest amount computed under any of the three methods. The first method of computation is a tax measured by the net income of a taxpayer (the "Income-Base Tax"). Net income means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. . The Income-Base Tax had been levied at the rate of 10.75% in 1996 and was phased down over subsequent years to 7.5% for taxable years commencing on and after January 1, 2000. The second method of computing the Corporation Business Tax, from which domestic insurance companies are exempted, is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is a flat $250. Corporations must compute their tax under all three methods, determine which calculation produces the greatest tax, and pay that amount to the State.

Other tax revenues are derived from inheritance taxes, taxes on gross receipts of hospitals until April 1, 2000, taxes on public service companies, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes, taxes on admissions and dues and other miscellaneous tax sources.

Federal grants in aid are normally conditioned to some degree, depending upon the particular program being funded, on resources provided by the State. More than 99% of unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal 2000 were made for the purposes of providing medical assistance payments to the indigent and temporary assistance to needy families. The State also receives certain restricted federal grants which are not reflected in annual appropriations but which nonetheless are accounted for in the General Fund. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; other miscellaneous revenue sources; and designated Tobacco Settlement Revenues.

In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides a framework for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

By statute, no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of
(1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. As a result, the State had a debt incurring margin as of November 1, 2000 of $1,982,431,156.

                            ADDITIONAL CONSIDERATIONS

The classification of Citi Connecticut Tax Free Reserves under the Investment Company Act of 1940 as a "non-diversified" investment company allows it to invest more than 5% of its assets in the securities of any issuer, subject to satisfaction of certain tax requirements. Because of the relatively small number of issuers of Connecticut obligations, the Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of Municipal Obligations. Therefore, the Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Connecticut issuers. The Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Connecticut tax-exempt obligations for the Fund to achieve its objective of providing income exempt from Connecticut taxes.

Citi Connecticut Tax Free Reserves may invest 25% or more of its assets in Connecticut Municipal Obligations of the same type, including, without limitation, the following: general obligations of the State of Connecticut and its political subdivisions; lease rental obligations of state and local authorities; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; or industrial development or pollution control bonds issued for hospitals, electric utility systems, steel companies, life care facilities or other purposes. This may make the Fund more susceptible to adverse economic, political, or regulatory occurrences affecting a particular category of issuers.

Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. Please see Appendix E of this Statement of Additional Information for information concerning the economy of Puerto Rico.

               RECENT RATINGS OF CERTAIN GENERAL OBLIGATION BONDS

Moody's, Standard & Poor's and Fitch IBCA assigned their municipal bond ratings of Aa2, AA and AA, respectively, to the outstanding general obligation bonds of the State. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                                   LITIGATION

The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. The Attorney General's Office has reviewed the status of pending lawsuits and reports that it is the opinion of the Attorney General that such pending litigation will not be finally determined so as to result individually or in the aggregate in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision. In response to a motion filed by the plaintiffs, the Superior Court in 1998 ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. In a Memorandum of Decision issued March 3, 1999, the Superior Court found that the State complied with the 1996 decision of the Supreme Court. The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process. The plaintiffs filed a motion on December 28, 2000 seeking to have the Superior Court, once again, monitor the State's compliance with the State Supreme Court's 1996 decision.

The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury and the class of plaintiffs has been expanded to include persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services. The Court in 1998 expanded the class of plaintiffs to include persons who are or have been in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case without reference to a particular facility.

Johnson v. Rowland is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgment that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula, and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS.

Donald P. Karp, Administrator of the Estate of Leslie J. Karp v. State of Connecticut is a Superior Court action brought in 1999, pursuant to a grant of permission to sue by the legislature, seeking money damages for the death of Leslie J. Karp, M.D., who was killed in a head on collision with a vehicle operated by Edward Kiley. The plaintiff alleges that the death of his decedent was caused by the carelessness and negligence of the State through the Office of Adult Probation in their supervision of Kiley who was placed in the suspended prosecution program. A stipulated judgment was entered on October 23, 2000 in the amount of $1.5 million. It was further provided that each side would pay its own costs and attorney's fees. This case is now closed.

Hospital Tax Cases. In 1999 several hospitals appealed to the Superior Court from the Commissioner of Revenue Services' denial of their claims for partial refunds of the hospital tax imposed on a hospital's gross earnings and for partial refunds of sales tax imposed upon patient care services. The hospitals claim that these taxes should not be imposed with regard to charges for tangible property transferred incidental to the provision of patient care services. Refunds are claimed for the last three years. It is anticipated that other hospitals in the State may bring similar suits.

PTI, Inc. v. Philip Morris et al. was filed in the Federal Court for the Central District of California in 1999 against the State of Connecticut and the Attorney General in his official and individual capacities. The plaintiffs reimport and distribute cigarettes that have previously been sold by their manufacturers to foreign markets. The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement (MSA) entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies. The plaintiffs further challenge certain state statutes, including those banning the sale of re-imported cigarettes, so-called Non Participating Manufacturer statutes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes. The plaintiffs claim that various provisions of the MSA and these state statutes violate the federal constitution, antitrust and civil rights laws. The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys fees and costs. The court has granted the State's motion to dismiss the case.

Carr v. Wilson-Coker is a Federal District Court action brought in 2000 in which the plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries. The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services. The plaintiffs seek declaratory and injunctive relief, plus attorneys' fees and costs.

While the various cases described in this paragraph involving alleged Indian Tribes do not claim significant monetary damages from the State, the cases are mentioned because they claim sovereignty over land areas that are part of the State of Connecticut. Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership of land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour. There may be additional suits filed by other alleged Indian Tribes claiming ownership of land located in the State of Connecticut but to which the State is not a party. One such claim involves the alleged Schaghticoke Indian Tribe claiming privately and town held lands in the Town of Kent. The State has also challenged the decision of the Federal Department of the Interior which allows the Mashantucket Pequot Tribe to add land holdings of the Tribe outside of its reservation to the land held in trust for its benefit by the Department. The added land was not part of the Tribe's original reservation designated under the Federal Settlement Act with the Tribe. The additional land was purchased by the Tribe. The United States Court of Appeals for the Second Circuit has recently rejected the State's claim that the Federal Settlement Act does not allow the Federal Department of the Interior to take this additional land and add it to the Tribe's reservation land. The parties may seek review of this decision, but, in any event, additional issues remain to be decided in the case and the Second Circuit remanded the case for further proceedings.

On September 23, 1999 former State Treasurer Paul J. Silvester pleaded guilty in Federal District Court of Connecticut to charges of racketeering, bribery and money laundering. The guilty pleas related to solicitations, for himself and others, of bribes and rewards in return for directing investments of State pension funds. The office of the United States Attorney for Connecticut has stated that the investigation by his office is continuing. Representatives of the Internal Revenue Service and the Securities and Exchange Commission are also investigating. The Office of the Treasurer is cooperating with all investigations.

In April 2000 former Assistant Treasurer George M. Gomes pleaded guilty to a mail fraud charge related to the matters under investigation. In response to concerns about the activities of the former treasurer, Treasurer Denise L. Nappier proposed, and the General Assembly passed, legislation under Public Act No. 00-43 which requires additional oversight by the Investment Advisory Council over pension fund investments and increases public disclosure by firms providing investment services to the Treasurer's office.

                                                                      APPENDIX D

                        ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS

         The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers. Citi New York Tax Free Reserves is not responsible for the accuracy or timeliness of this information.

                            CURRENT ECONOMIC OUTLOOK

         The information in this section summarizes the State economic situation and outlook upon which projects of receipts and certain disbursements were made for the State's 2000-01 and 2001-02 Financial Plans.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

         The forecast of the State's economy shows continued growth for 2001 and 2002 in employment, wages, and personal income, although the growth will moderate significantly from the rates achieved in 2000. Personal income is estimated to have grown by 7.7 percent in 2000, fueled in part by a large increase in financial sector bonus payments and strong growth in total employment. Personal income is projected to grow 4.5 percent in 2001. The slowdown in growth is attributable to slower employment growth and expected weakness in the financial sector. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, healthcare, social service, and financial sectors.

         Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in financial markets, such uncertainties are more pronounced at this time. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are capital gains realizations and finance sector bonus income. With many Wall Street profit making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001. Historically, financial sector bonus income has been closely tied to industrial profits. Moreover, DOB expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could easily fall below (or rise above) expectations. The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

         Given the importance of the securities industry in the State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the State economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

2001-02 FISCAL YEAR

         The Financial Plan projects total General Fund receipts, including transfers from other funds, of $42.66 billion in the 2001-02 fiscal year, an increase of $2.54 billion over the 2000-01 fiscal year. Total disbursements, including transfers to other funds, are estimated at $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees, and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9%. Spending from all governmental funds is expected to grow 5.3%, increasing by $4.19 billion to $83.62 billion. The Financial Plan includes an additional $250 million in income tax receipts for the Debt Reduction Reserve Fund. The Governor proposes retaining the additional receipts for a reserve, consistent with his recommendations for the use for the 2000-01 cash surplus. The outyear gap projections include potential imbalances of $2.48 billion in the 2002-03 fiscal year and $2.93 billion in the 2003-04 fiscal year.

         The State has not yet enacted a budget for the 2001-02 fiscal year, which began on April 1, 2001, but on March 29, 2001 did enact appropriations for State-supported, contingent contractual, and certain other debt-service-like obligations for the entire 2001-02 fiscal year. The State also has passed legislation that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local government, and certain other items through June 17, 2001. In prior years, the State enacted similar interim appropriations to permit the State to continue operations until final action on the Executive Budget.

2000-01 FISCAL YEAR

         The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by the Division of the Budget ("DOB"). After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund, $292 million in the Community Projects Fund, and $29 million in the Universal Pre-Kindergarten Fund.

         In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund. The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from the Local Government Assistance Corporation ("LGAC") that may be used to pay tax refunds during fiscal year 2002-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependant Care Tax Credit.

         The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund (for debt reduction in the fiscal year 2001-02.)

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. It should be noted that the receipts for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year, as discussed above. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

         General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year. In comparison to the projections contained in the May Financial Plan, disbursements were $778 million higher than projected. The increase in projected disbursements is related primarily to the financing of labor agreements that were ratified by State employee unions and approved by the Legislature after adoption of the May Financial Plan. The May Financial Plan provided a reserve to fully finance the estimated costs of these agreements, but did not reflect higher projected disbursements since the contracts were not yet finalized. Accordingly, disbursements for State Operations and General State Charges exceeded the May Financial Plan by $497 million and $376 million, respectively, primarily as a result of these agreements. Lower spending for local assistance ($166 million) and transfers for debt service ($45 million), offset, in part, by higher transfers for capital projects ($51 million) and other transfers ($68 million) accounted for the balance of changes from May 2000.

1999-2000 FISCAL YEAR

         The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the Tax Stabilization Reserve Fund ("TSRF"), the Contingency Reserve Fund ("CRF"), the Debt Reduction Reserve Fund ("DRRF") and the Community Projects Fund ("CPF") which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-99 FISCAL YEAR

         The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

         The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The TSRF closing balance was $473 million, following an additional deposit of $73 million in 1998-99. The CRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF closed the fiscal year with a balance of $312 million.

         The closing fund balance excluded $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000. The remaining balance of $521 million in the tax fund reserve account was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1999.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an increase of 6.2 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.57 billion for the 1998-99 fiscal year, an increase of 6.1 percent from 1997-98 levels.

RATING AGENCIES' ACTIONS

         S&P, Moody's and Fitch assigned bond ratings of AA, A2 and AA, respectively, to the State's general obligation bonds as of June 26, 2001. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

                               PUBLIC AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.

         The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

         In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted.

         Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to provide transit and commuter services.

         Beginning in 1998, the Long Island Power Authority ("LIPA") assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens Counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

                      METROPOLITAN TRANSPORTATION AUTHORITY

         The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously fuel taxes not previously dedicated to the MTA.

         State legislation accompanying the 2000-01 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years ("2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.

         The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new MTA money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major restructuring initiative, which will allow the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

         The 2000-04 Capital Program assumed $1.6 billion in State support using proceeds from State general obligation bonds under a proposed $3.8 billion Transportation Infrastructure Bond Act of 2000 ("Bond Act"), which was defeated by voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

         There can be no assurance that all the necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

                                   LOCALITIES
THE CITY OF NEW YORK

         The fiscal health of the State may also be affected by the fiscal health of New York City (the "City"), which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and to meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards in force at that time.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

         For its 1999-2000 fiscal year, which ended June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The City is projecting a substantial surplus for its 2000-02 fiscal year and a balanced budget for 2001-02. However, it forecasts budget gaps in subsequent fiscal years. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the cost of tax reductions enacted since City fiscal year 1994-95 totals over $2.6 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The City has proposed additional tax reductions that would increase the value of the tax reductions to $4.3 billion in the City fiscal year 2004-05.

FISCAL OVERSIGHT

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

MONITORING AGENCIES

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, economic growth in the City has been very strong in recent years, lead by a surge in Wall Street profitability which resulted in increased tax revenues and helped produce substantial surpluses for the City in City fiscal years 1997-98, 1998-99 and 1999-2000. These staff reports also indicate that the City projects a substantial surplus for its fiscal year 2000-01 and a balanced budget for 2001-02. Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. In addition, the cost of recent tax reductions enacted since City fiscal year 1994-1995 totals has increased to over $2.5 billion in City fiscal year 2000-01, primarily affecting collections of the personal and business income taxes and the sales tax. These reductions are expected to be worth $3.1 billion by City fiscal year 2004-2005. The City has proposed additional tax reductions that would increase the worth of the reductions to $4.4 billion in City fiscal year 2004-2005.

         Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan relies in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City. Copies of the most recent Control Board, OSDC and City Comptroller, and IBO staff reports are available by contacting the Control Board at 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC at 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller for Public Finance; and the IBO at 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

OTHER LOCALITIES

         Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.

         To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1997-98 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-01 totals $200.4 million. The 2000-01 enacted budget also increased General Purpose State Aid for local governments by $11 million to $562 million.

         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

         Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs, which in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                                   LITIGATION
GENERAL

         The legal proceedings noted below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter.

         Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments and, could therefore, affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

TAX LAW

         In Tennessee Gas Pipeline Co., Inc. v. Urbach, plaintiff, a natural gas pipeline company, challenged the facial constitutionality of the Natural Gas Import Tax, Tax Law section 189 (as well as the related surcharges imposed by sections 189-a and 189-b) (the gas import tax) as violative of the Commerce Clause of the United States constitution.

         This action was commenced in 1998. By decision and order dated April 28, 1999 the Supreme Court, Albany County, held that plaintiff had not demonstrated that the gas import tax was facially unconstitutional. By decision and order dated May 25, 2000, the Appellate Division, Third Department agreed, declaring that the gas import tax had not been shown to be facially unconstitutional.

         By decision dated May 1, 2001, the Court of Appeals reversed the Appellate Division and declared that the gas import tax was facially unconstitutional. The Court of Appeals found that the gas import tax was not fairly apportioned for Commerce Clause purposes, because it created the possibility of multiple state taxation of interstate gas transactions and thus violated the "internal consistency test".

         In New York Association of Convenience Stores et al. v. Urbach, et al., petitioners New York Association of Convenience Stores, National Association of Convenience Stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. are seeking to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed, pursuant to Tax Law Articles 12-A, 20 and 28, on tobacco products and motor fuel sold to non-Indian consumers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced onto Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioners' motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross-appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco. On July 9, 1998, the New York Court of Appeals reversed the order of the Appellate Division, Third Department, and remanded the matter to the Supreme Court, Albany County, for further proceedings. The Court held that the petitioners had standing to assert an equal protection claim, but that their claim did not implicate racial discrimination. The Court remanded the case to Supreme Court, Albany County, for resolution of the question of whether there was a rational basis for the Tax Department's policy of non-enforcement of the sales and excise taxes on reservation sales of cigarettes and motor fuel to non-Indians. In a footnote, the Court stated that, in view of its disposition of the case, petitioners' cross-appeal regarding the statewide suspension of the taxes is "academic." By decision and judgment dated July 9, 1999, the Supreme Court, Albany County, granted judgment dismissing the petition. On September 2, 1999, petitioners appealed to the Appellate Division, Third Department, from the July 9, 1999 decision and order. On August 3, 2000, the Third Department affirmed the judgment dismissing the petition. By notice of appeal dated August 25, 2000, petitioners appealed to the Court of Appeals from the August 3, 2000 order. On November 30, 2000, the Court of Appeals dismissed petitioners' appeal for lack of a substantial constitutional question. Petitioners have moved for leave to appeal.

LINE ITEM VETO

         In an action commenced in June 1998 by the Speaker of the Assembly of the State of New York against the Governor of the State of New York (Silver v. Pataki, Supreme Court, New York County), the Speaker challenges the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. On July 10, 1998, the State filed a motion to dismiss this action. By order entered January 7, 1999, the Court denied the State's motion to dismiss. On January 27, 1999 the State appealed that order. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order and dismissed the petition. Plaintiff has appealed the July 20, 2000 decision to the Court of Appeals. Oral argument before the Court of Appeals took place on May 3, 2001.

REAL PROPERTY CLAIMS

         The State and certain of its counties have been, and continue to be, the subject of Indian land claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

         In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within said 250,000 acre area. On September 25, 2000, the District Court denied the motion to amend the complaint to the extent that it sought to certify a class of individual landowners and granted the motion to add the State as a defendant. The plaintiffs have amended their complaint in accordance with the court's decision. The State has amended its answer to respond to the amended complaint. By order dated February 24, 1999, the District Court appointed a federal settlement master. A conference scheduled by the District Court for May 26, 1999 to address the administration of this case has been adjourned indefinitely. A motion for intervention by the alleged successors to the Brothertown Indians is pending. On April 11, 2001, a scheduling conference was held. Pursuant to the federal magistrate's order of that date, on May 18, 2001, defendant filed a motion to dismiss for failure to join indispensable parties with potential competing claims to the tract claimed by plaintiffs. On that same date, plaintiffs moved to dismiss counter-claims asserted in the answers to the amended complaint, and complaint-and-intervention. The April 11, 2001 order also contemplates that on or before September 4, 2001, plaintiffs will file a motion for partial summary judgment on the issue of liability.

         Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others. In the Cayuga Indian Nation of New York case, by order dated March 29, 1999, the United States District Court for the Northern District of New York appointed a federal settlement master. In October 1999, the District Court granted the Federal Government's motion to have the State held jointly and severally liable for any damages owed to the plaintiffs. At the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the properties at issue was rendered against the defendants. From July 17, 2000 through August 18, 2000, a bench hearing was held to determine whether prejudgment interest is appropriate and, if so, the amount thereof. In the Canadian St. Regis Band of Mohawk Indians case, the United States District Court for the Northern District of New York has directed the parties to rebrief outstanding motions to dismiss brought by the defendants. The State filed its brief on July 1, 1999. The motions were argued in September 1999. No decision has been rendered on these motions. In Seneca Nation of Indians, by order dated November 22, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the right of way where the New York State Thruway crosses the Cattaraugus Reservation in Erie and Chatauqua Counties and denying the State's motion to dismiss the Federal Government's damage claims. On October 17, 2000, the District Court advised the parties that it would resolve that portion of the case related to the plaintiff's claims of ownership of the islands of the Niagara River on summary judgment motions without a trial. The oral argument was completed on January 30, 2001.

CIVIL RIGHTS CLAIMS

         In an action commenced in 1980 (United States, et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and the other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the United States Court of Appeals for the Second Circuit, based on the District Court's factual findings, held the State defendants liable under 42 USC ss.1983 and the Equal Educational Opportunity Act, 20 USC ss.ss.1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State make available to Yonkers $450,000 to support planning activities to prepare the EIP II budget for 1998-99 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. On November 7, 1997, the State appealed that judgment to the Second Circuit. Additionally, the Court adopted a requirement that the State pay to Yonkers approximately $9.85 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I was reduced to an order on December 2, 1997 and reduced to a judgment on February 10, 1998. The State appealed that order to the Second Circuit on December 31, 1997 and amended the notice of appeal after entry of the judgment.

         In a decision dated November 16, 1999, the Second Circuit affirmed the District Court's order requiring the State to pay one-half of the cost of EIP I for the 1996-97 school year. The Second Circuit also found no basis for the District Court's findings that vestiges of a dual system continued to exist in Yonkers, and therefore vacated the District Court's EIP II order. The Second Circuit, however, remanded to the District Court for the limited purpose of making further findings on the existing record as to whether any other vestiges of the dual system remain in the Yonkers public schools. On May 22, 2000, the United States Supreme Court denied the State's petition for certiorari, seeking leave to appeal the November 16, 1999 decision and the underlying September 3, 1996 decision.

         On June 15, 1998, the District Court issued an opinion setting forth the formula for the allocation of the costs of EIP I and EIP II between the State and the City for the school years 1997-98 through 2005-06. That opinion was reduced to an order on July 27, 1998. The order directed the State to pay $37.5 million by August 1, 1998 for estimated EIP costs for the 1997-98 school year. The State made this payment, as directed. On August 24, 1998, the State appealed that order to the Second Circuit. The City of Yonkers and the Yonkers Board of Education cross-appealed to the Second Circuit from that order. By stipulation of the parties approved by the Second Circuit on November 19, 1998, the appeals from the July 27, 1998 order were withdrawn without prejudice to reinstatement upon determination of the State's appeal of the October 14, 1997 judgment discussed above. The appeals were reinstated after the November 16, 1999 Second Circuit decision was issued.

         On April 15, 1999, the District Court issued two additional orders. The first order directed the State to pay to Yonkers an additional $11.3 million by May 1, 1999, as the State's remaining share of EIP costs for the 1997-98 school year. The second order directed the State to pay to Yonkers $69.1 million as its share of the estimated EIP costs for the 1998-99 school year. The State made both payments on April 30, 1999. The State appealed both of the April 15, 1999 orders. On April 17, 2000, the District Court issued an additional order, directing the State to pay to Yonkers $44.3 million as its share of the estimated EIP costs for the 1999-2000 school year. On May 17, 2000, the State appealed that order to the Second Circuit. The appeals of all funding orders discussed in this and the two immediately preceding paragraphs have been consolidated with the May 17, 2000 appeal of the April 17, 2000 order. Argument of the appeals took place on March 21, 2001.

SCHOOL AID

         In Campaign for Fiscal Equity, Inc., et al. v. State, et al. (Supreme Court, New York County), the plaintiffs challenged the funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

         This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the federal and State constitutions and Title VI of the federal Civil Rights Act of 1964, and reversed dismissal of the claims under article 11, section 1 of the State Constitution and the implementing regulations of Title VI.

         The trial of this action concluded July 27, 2000. By decision dated January 9, 2001, the trial court held that the education provided for New York City students violates plaintiffs' rights under the State Constitution and the State's method for funding education in the State violates plaintiffs' rights under regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress these constitutional and regulatory violations, setting a deadline of September 15, 2001 to implement these reforms. The State appealed. On April 5, 2001, the Appellate Division, Third Department, ordered that the appeal be perfected for its October 2001 term and that the statutory stay against enforcement of the judgment would remain in place provided the appeal was so perfected.

MEDICAID

         Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al.
v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

         In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County). In a related case, Rodriguez v. DeBuono, on April 19, 1999, the United States District Court for the Southern District of New York enjoined the State's use of task based assessment, which is similar to the HARRI, unless the State assesses safety monitoring as a separate task based assessment, on the grounds that its use without such additional assessment violated federal Medicaid law and the Americans with Disabilities Act. The State appealed from the April 19, 1999 order and on July 12, 1999 argued the appeal before the Second Circuit. By order dated October 6, 1999, the Second Circuit reversed the April 19, 1999 order and vacated the injunction. On October 20, 1999, petitioners filed a request for rehearing en banc.

         Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law ss. 2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law ss.ss. 2807-d(2)(b)(ii) and 2807-d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997, enforced the terms of the decision. The State appealed that order. By decision and order dated August 31, 1998, the Appellate Division, Second Department, affirmed that order. On September 30, 1998, the State moved for re-argument or, in the alternative, for a certified question for the Court of Appeals to review. By order dated January 7, 1999 the motion was denied. A final order was entered in Supreme Court on January 26, 1999. On February 23, 1999, the State appealed that order to the Court of Appeals. In a decision entered December 16, 1999, the Court of Appeal reversed the decision below and upheld the constitutionality of the assessments. On May 15, 2000, plaintiffs filed a petition for certiorari with the United States Supreme Court seeking to appeal the December 16, 1999 decision. The State chose not to file any responding papers.

         In Dental Society, et al. v. Pataki, et al., (United States District, Northern District of New York, commenced February 2, 1999), plaintiffs challenge the State's reimbursement rates for dental care provided under the State's dental Medicaid program. Plaintiff's claim that the State's Medicaid fee schedule violates Title XIX of the Social Security Act (42 U.S.C. ss. 1396a et seq.) and the federal and State Constitutions. On June 25, 1999, the State filed its answer. The parties have entered into a settlement agreement dated May 8, 2000 that will increase Medicaid dental reimbursement rates prospectively over a four-year period, beginning June 1, 2000.

SOCIAL SECURITY DISABILITY BENEFITS

         In Muller v. State, claimant, a former inpatient of a state-operated mental health facility, challenges the use of Social Security disability benefits paid to the facility's director as her representative payee to pay the cost of claimant's care and treatment at the facility as a violation of the provisions of the Mental Hygiene Law and the State and federal constitutions.

         This action was commenced in 1991. In 1998, the Court of Claims granted claimant's motion for summary judgment against the State. On appeal, the Supreme Court, Appellate Division, Fourth Department, affirmed the decision of the court below. The State's motion for leave to appeal is now pending before the Court of Appeals.

SHELTER ALLOWANCE

         In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), the plaintiffs alleged that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through DSS regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgment was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State appealed to the Appellate Division, First Department, from each and every provision of this judgment except that portion directing the continued provision of interim relief. By decision and order dated May 6, 1999, the Appellate Division, First Department, affirmed the July 25, 1997 judgment. By order dated July 8, 1999, the Appellate Division denied the State's motion for leave to appeal to the Court of Appeals from the May 6, 1999 decision and order. By order dated October 14, 1999, the Court of Appeals dismissed the State's leave to appeal.

FOOD STAMP PROGRAM

         In an action commenced April 5, 1999 by New York and several other states against the Federal Government (State of Arizona, et al. v. Shalala, et al., United States District Court, District of Columbia), the plaintiffs challenged a federal directive which requires states to change their method of allocating costs associated with the Food Stamp program. On July 29, 1999, plaintiffs moved for summary judgment. On September 23, 1999, defendant cross-moved for summary judgment. In a decision dated October 23, 2000, the District Court denied the plaintiff's motion and granted defendant's motion to dismiss the case.

PROPRIETARY SCHOOLS

         In an action unsealed in February, 1996, the relator claims, inter alia, that the State violated the Federal False Claims Act, 31 USC ss.3729, et seq. (United States ex rel. Long v. SCS Business and Technical Institute, Inc., et al., United States District Court, District of Columbia). On March 29, 1999, the District of Columbia Circuit Court reversed a decision by the District Court and granted the State's motion to dismiss the action. On May 30, 2000, the United States Supreme Court denied the petition of the United States for certiorari.

                            ADDITIONAL CONSIDERATIONS

New York Municipal Obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York State and New York City personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers for such obligations. For information concerning the economy of Puerto Rico, please see Appendix E of this Statement of Additional Information.

                                                                      APPENDIX E

                        ADDITIONAL INFORMATION CONCERNING
                       PUERTO RICAN MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rican Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by Puerto Rico and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from statements relating to Puerto Rico's economy published by the Government of Puerto Rico. Neither Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, nor Citi New York Tax Free Reserves is responsible for the accuracy or timeliness of this information.

The economy of Puerto Rico is dominated by the manufacturing and service sectors (including finance and tourism). Investment in fixed capital, including public infrastructure, private development and construction, and purchases of equipment and machinery accounted for approximately 30.4% of Puerto Rico's gross domestic product in 1999. The economic growth of Puerto Rico was 4.2% in fiscal year 1999, slightly higher than the average growth of highly developed countries such as the US, Canada and the UK, which during the same period ranged between 2.1% and 4.5%. A key element in 1999's economic growth was the level of internal investments in fixed capital (including public infrastructure, private development projects and purchase of equipment), which increased an aggressive 25.8%, as well as the manufacturing and services sectors that have traditionally dominated Puerto Rico's economy. The economy of Puerto Rico expanded moderately during the early 1990s, with gross domestic product increasing at rates between 0.8% and 0.9%. Over the past several years, however, Puerto Rico has experienced more significant annual increases in gross domestic product, ranging from a 2.5% in fiscal year 1994 to a record high of 4.2% in fiscal year 1999. Annual increases in Puerto Rico's gross domestic product for fiscal years 1996, 1997 and 1998 were 3.3%, 3.2% and 3.1%, respectively. The balance of net sales (exports and imports) is negative, yet exports (tourism included) of goods and services experienced an aggressive growth rate of 12.4% in the fiscal year 1999. Such growth in exports is considered an important aspect of Puerto Rico's economic growth. Although Puerto Rico's unemployment rate of 12.5% in fiscal year 1999 is high when compared to the United States average of 3.9% for the same period, this unemployment rate was the lowest registered in the last two decades.

The government has made economic-growth projections under three potential scenarios: minimal growth, base growth and maximum growth. Under the minimal-growth scenario, Puerto Rico's economy is expected to grow 2.5% in fiscal year 2000 and 2.1% in fiscal year 2001, compared to growth rates of 2.7% and 2.3% under the base-growth scenario and 3.0% and 2.6% under the maximum growth-scenario in fiscal years 2000 and 2001, respectively. These growth projections are based on an increasing rate of personal consumption, stable interest rates, a controlled inflation rate, and policies of the Government of Puerto Rico.

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

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